(METLIFE LOGO)

                                    FOURTH QUARTER
                                 FINANCIAL SUPPLEMENT
                                   DECEMBER 31, 2005


                                           4

(SNOOPY GRAPHIC)





PEANUTS (C) United Feature Syndicate, Inc.

                                                                  (METLIFE LOGO)

TABLE OF CONTENTS

HIGHLIGHTS
  CORPORATE OVERVIEW                                                                                    2

METLIFE, INC.
  Consolidated Balance Sheets                                                                           3
  Consolidated Statements of Operating Earnings Available to Common Shareholders                        4
  Consolidating Balance Sheet                                                                           5
  Consolidating Statement of Operating Earnings Available to Common Shareholders                        6


SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                                 10

INSTITUTIONAL OPERATIONS
  Statements of Operating Earnings Available to Common Shareholders                                    11
  Premiums, Fees and Other Revenues by Product and Additional Statistical Information                  15
  Future Policy Benefits and Policyholder Account Balances and Separate Account Liabilities            16
  Other Expenses by Major Category                                                                     17
  Spreads by Product                                                                                   18

INDIVIDUAL OPERATIONS
  Statements of Operating Earnings Available to Common Shareholders                                    19
  Premiums and Deposits by Product and Mutual Fund Sales                                               24
  Additional Statistical Information                                                                   25
  Future Policy Benefits and Policyholder Account Balances and
     Separate Account Liabilities                                                                      26
  Insurance Expenses and Other Expenses by Major Category                                              27
  Spreads by Product                                                                                   28

AUTO & HOME OPERATIONS
  Statements of Operating Earnings Available to Common Shareholders                                    29
  Written Premiums by Product and Selected Financial Information and Supplemental Data                 33

INTERNATIONAL OPERATIONS
  Statement of Operating Earnings Available to Common Shareholders                                     34

REINSURANCE OPERATIONS
  Statement of Operating Earnings Available to Common Shareholders                                     35
  Pre-Tax and Pre-Minority Interest Operating Earnings by Region and Reserves by Region                36

CORPORATE, OTHER & ELIMINATIONS
  Statement of Operating Earnings Available to Common Shareholders                                     37

METLIFE, INC.
  Investment Results by Asset Category and Annualized Yields                                           38
  Fixed Maturities and Equity Securities Gross Unrealized Gains and Losses Aging Schedule              40
  Summary of Fixed Maturities by Sector and Quality Distribution, and Summary of Commercial
     Mortgage Loans by Region and Property Type                                                        41
  Summary of Real Estate, Summary of Mortgages and Consumer Loans and Distribution of
     Assets Under Management                                                                           42

OTHER INFORMATION
  Company Ratings                                                                                      43

NOTE:

THE QUARTERLY FINANCIAL SUPPLEMENT ("QFS") INCLUDES FINANCIAL MEASURES, OPERATING EARNINGS, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE, THAT ARE NOT BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). OPERATING EARNINGS IS DEFINED AS GAAP NET INCOME EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, ADJUSTMENTS RELATED TO NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, THE IMPACT FROM THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES, AND DISCONTINUED OPERATIONS OTHER THAN DISCONTINUED REAL ESTATE, NET OF INCOME TAXES. SCHEDULED SETTLEMENT PAYMENTS ON DERIVATIVE INSTRUMENTS NOT QUALIFYING FOR HEDGE ACCOUNTING TREATMENT ARE INCLUDED IN OPERATING EARNINGS. OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS IS DEFINED AS OPERATING EARNINGS LESS PREFERRED STOCK DIVIDENDS, WHICH ARE RECORDED IN CORPORATE & OTHER. OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE IS CALCULATED BY DIVIDING OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY THE NUMBER OF WEIGHTED AVERAGE DILUTED COMMON SHARES OUTSTANDING FOR THE PERIOD INDICATED. METLIFE BELIEVES THESE MEASURES ENHANCE THE UNDERSTANDING AND COMPARABILITY OF ITS PERFORMANCE BY EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, AND ADJUSTMENTS RELATED TO NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, BOTH OF WHICH CAN FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD, THE IMPACT OF THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES, AND DISCONTINUED OPERATIONS OTHER THAN DISCONTINUED REAL ESTATE, NET OF INCOME TAXES, THEREBY HIGHLIGHTING THE RESULTS FROM OPERATIONS AND THE UNDERLYING PROFITABILITY DRIVERS OF THE BUSINESS. OPERATING EARNINGS, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE SHOULD NOT BE VIEWED AS SUBSTITUTES FOR GAAP NET INCOME, GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS AND GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE, RESPECTIVELY. RECONCILIATIONS OF OPERATING EARNINGS TO GAAP NET INCOME, OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS TO GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS AND OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE TO GAAP NET INCOME AVAILABLE TO COMMON SHAREHOLDERS PER DILUTED COMMON SHARE, THE MOST DIRECTLY COMPARABLE GAAP MEASURES, ARE INCLUDED IN THE QFS AND IN METLIFE'S EARNINGS PRESS RELEASE DATED FEBRUARY 9, 2006, FOR THE QUARTER ENDED DECEMBER 31, 2005, WHICH ARE AVAILABLE AT WWW.METLIFE.COM.

                                                                  (METLIFE LOGO)

CORPORATE OVERVIEW

Unaudited (Dollars and shares in millions, except per share data)

                                                                                      For the Three Months Ended
                                                                    ----------------------------------------------------------------
                                                                    December 31,  March 31,  June 30,    September 30,  December 31,
                                                                        2004        2005       2005           2005          2005
                                                                    ----------------------------------------------------------------
Net income (1)                                                           $511        $987    $2,245           $773          $709
Preferred stock dividends                                                   0           0         0             31            32
                                                                    ----------------------------------------------------------------
Net income available to common shareholders                               511         987     2,245            742           677
        Net investment gains (losses)                                    (214)        (21)    2,225            (23)         (234)
        Minority interest - net investment gains (losses)                   5          (9)       (2)            (1)            3
        Net investment gains (losses) tax benefit (provision)              71           9      (784)             9            85
                                                                    ----------------------------------------------------------------
Net investment gains (losses), net of income taxes (2) (3) (4)           (138)        (21)    1,439            (15)         (146)
        Adjustments related to policyholder benefits and
          dividends                                                        (9)         70       (86)           (55)           (9)
        Adjustments related to other expenses                               5         (15)       (9)             7            30
        Adjustments related to tax benefit (provision)                      1         (19)       32             18            (9)
                                                                    ----------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
  income taxes (5)                                                         (3)         36       (63)           (30)           12
Cumulative effect of a change in accounting, net of income
  taxes                                                                     0           0         0              0             0
Discontinued operations, net of income taxes                               (8)        150        (1)             7            12
                                                                    ----------------------------------------------------------------
Operating earnings available to common shareholders                      $660        $822      $870 (7)       $780 (8)      $799
                                                                    ================================================================

Net income available to common shareholders per common share -
  diluted                                                               $0.68       $1.33     $3.02          $0.97         $0.88
Net investment gains (losses), net of income taxes                      (0.18)      (0.03)     1.94          (0.02)        (0.20)
Adjustments related to net investment gains (losses), net of
  income taxes                                                          (0.01)       0.05     (0.09)         (0.03)         0.02
Cumulative effect of a change in accounting, net of income
  taxes                                                                  0.00        0.00      0.00           0.00          0.00
Discontinued operations, net of income taxes                            (0.01)       0.20      0.00           0.01          0.02
                                                                    ----------------------------------------------------------------
Operating earnings available to common shareholders - diluted           $0.88       $1.11     $1.17          $1.01         $1.04
                                                                    ================================================================

Weighted average common shares outstanding - diluted                    747.7       739.6     743.1          768.7         769.0

Book value per common share (actual common shares outstanding)         $31.16      $31.43    $35.60         $35.29        $35.72
Book value per common share, excluding accumulated other
  comprehensive income (actual common shares outstanding)              $27.12      $28.48    $31.41         $32.81        $33.20


Book value per common share - diluted (weighted average common
  shares outstanding)                                                  $30.53      $31.15    $35.16         $34.75        $35.19
Book value per common share, excluding accumulated other
  comprehensive income - diluted (weighted average common
  shares outstanding)                                                  $26.57      $28.23    $31.02         $32.32        $32.70
                                                                    ----------------------------------------------------------------

                                                                                      For the Three Months Ended
                                                                    ----------------------------------------------------------------
                                                                    December 31,  March 31,  June 30,    September 30,  December 31,
                                                                        2004         2005      2005           2005          2005
                                                                    ----------------------------------------------------------------

Common shares outstanding, beginning of period                            744.5       732.5     733.1          733.9          757.1
Treasury stock                                                            (12.0)        0.6       0.8           23.2            0.4
                                                                    ----------------------------------------------------------------
Common shares outstanding, end of period                                  732.5       733.1     733.9          757.1          757.5

Weighted average common shares outstanding - basic                        742.3       734.0     736.5          759.8          761.1
Dilutive effect of convertible securities                                   0.0         0.0       0.0            0.0            0.0
Dilutive effect of stock options                                            5.4         5.6       6.4            8.6            7.7
Dilutive effect of LTPCP shares                                             0.0         0.0       0.2            0.3            0.2
                                                                    ----------------------------------------------------------------
Weighted average common shares outstanding - diluted                      747.7       739.6     743.1          768.7          769.0
                                                                    ================================================================


Policyholder Trust Shares                                                 321.3       315.4     310.9          307.8          298.8


SUPPLEMENTAL DATA

Adjusted long-term debt to total capital  (6)                              25.2%       24.2%     29.4%          28.3%          29.0%
                                                                    ----------------------------------------------------------------

(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations and scheduled settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No.133, Accounting for Derivative Instruments and Hedging Activities.

(2) Net investment gains (losses), net of income taxes, excludes scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment of $2 million, $16 million, $8 million, $17 million and $23 million, for the three months ended December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005,
     respectively. For QFS purposes, these settlements are included in net investment income.

(3) Net investment gains (losses), net of income taxes, from real estate and real estate joint ventures includes discontinued operations of $2 million, $12 million, $1,227 million, $30 million and $100 million, for the three months ended December 31, 2004, March 31, 2005, June 30, 2005, September 30,2005 and December 31, 2005, respectively.

(4) Net investment gains (losses), net of income taxes, for the three months ended December 31, 2004, includes a charge of $17 million related to the value of an embedded derivative associated with a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

(5) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(6) Adjusted long-term debt at December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 consists of $6,669 million, $6,657 million, $8,319 million, $8,297 million and $8,017 million of long-term debt, respectively, $0, $0, $2,134, $2,134 and $2,134 million of junior subordinated debt securities underlying common equity units, and $111 million, $113 million, $115 million, $272 million and $1,073 million of adjusted short-term debt, respectively. Non-recourse debt not included in adjusted long-term debt consists of $743 million, $757 million, $985 million, $1,195 million and $1,871 million, respectively. Non-core borrowings not included in adjusted short-term debt consist of $1,334 million, $1,007 million, $1,864 million, $1,031 million and $536 million, respectively. Total capital is defined as adjusted long-term debt, shares subject to mandatory redemption and stockholders' equity net of accumulated other comprehensive income.

(7) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes ($0.04 per diluted common share), associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes ($0.02 per diluted common share), associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes ($0.01 per diluted common share), associated with an establishment of a liability associated with the Argentine pension business.

(8) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit ($0.04 per diluted common share) from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                                As of
                                                                      --------------------------------------------------------------
                                                                      December 31,  March 31,  June 30,  September 30,  December 31,
 Unaudited (Dollars in millions)                                          2004        2005       2005        2005           2005
------------------------------------------------------------------------------------------------------------------------------------
 ASSETS (1)
       Fixed maturities, at fair value                                  $176,377    $182,267   $184,830    $232,041       $230,875
       Equity securities, at fair value                                    2,188       2,463      2,531       3,058          3,338
       Mortgage and consumer loans                                        32,406      31,977     33,586      36,094         37,190
       Policy loans                                                        8,899       8,953      8,975       9,841          9,981
       Real estate and real estate joint ventures                          4,233       4,377      3,998       4,705          4,665
       Other limited partnership interests                                 2,907       3,051      3,383       4,345          4,276
       Short-term investments                                              2,662       2,550      2,169       4,481          3,306
       Other invested assets                                               5,295       5,331      6,452       7,877          8,078
                                                                      --------------------------------------------------------------
   TOTAL INVESTMENTS                                                     234,967     240,969    245,924     302,442        301,709

   Cash and cash equivalents                                               4,048       3,920     13,601       6,950          4,018
   Accrued investment income                                               2,338       2,433      2,450       3,299          3,036
   Premiums and other receivables                                          6,695       7,514      7,821      14,391         12,186
   Deferred policy acquisition costs                                      14,327      14,789     14,865      19,211         19,653
   Assets of subsidiaries held-for-sale                                      410          32         33           0              0
   Goodwill, net                                                             633         612        614       4,564          4,797
   Other assets                                                            6,621       6,634      6,758       8,017          7,950
   Separate account assets                                                86,769      85,786     89,459     124,044        127,869
                                                                      --------------------------------------------------------------
TOTAL ASSETS                                                            $356,808    $362,689   $381,525    $482,918       $481,218
                                                                      ==============================================================
   LIABILITIES AND EQUITY (1)
   LIABILITIES
   ------------
       Future policy benefits                                           $100,154    $100,624   $103,175    $121,591       $123,204
       Policyholder account balances                                      86,246      88,826     90,080     127,431        128,312
       Other policyholder funds                                            7,251       7,523      7,650       8,521          8,331
       Policyholder dividends payable                                        898         896        939         978            917
       Policyholder dividend obligation                                    2,243       1,737      2,477       1,735          1,606
       Short-term debt                                                     1,445       1,120      1,979       1,303          1,609
       Long-term debt                                                      7,412       7,430      9,389       9,576          9,888
       Junior subordinated debt securities underlying common
         equity units                                                          0           0      2,134       2,134          2,134
       Shares subject to mandatory redemption                                278         278        278         278            278
       Liabilities of subsidiaries held-for-sale                             268          27         28           0              0
       Current income tax payable                                            421          31        635          97             69
       Deferred income tax payable                                         2,473       2,414      3,201       1,456          1,706
       Payables under securities loaned transactions                      28,678      31,713     31,632      40,127         33,893
       Other liabilities                                                   9,448      11,246     10,298      14,890         12,301
       Separate account liabilities                                       86,769      85,786     89,459     124,044        127,869
                                                                      --------------------------------------------------------------
   TOTAL LIABILITIES                                                     333,984     339,651    353,354     454,161        452,117
                                                                      --------------------------------------------------------------
   EQUITY
   -------
       Preferred stock, at par value                                           0           0          1           1              1
       Common stock, at par value                                              8           8          8           8              8
       Additional paid-in capital                                         15,037      15,043     16,974      17,273         17,274
       Retained earnings                                                   6,608       7,595      9,841      10,582         10,865
       Treasury stock                                                     (1,785)     (1,764)    (1,733)       (981)          (959)
       Accumulated other comprehensive income                              2,956       2,156      3,080       1,874          1,912
                                                                      --------------------------------------------------------------
   TOTAL STOCKHOLDERS' EQUITY                                             22,824      23,038     28,171      28,757         29,101
                                                                      --------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $356,808    $362,689   $381,525    $482,918       $481,218
                                                                      ==============================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS

                                                                                      For the Three Months Ended
                                                                   -----------------------------------------------------------------
                                                                   December 31,  March 31,  June 30,     September 30,  December 31,
Unaudited (Dollars in millions)                                        2004        2005       2005           2005           2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                              $5,800      $5,966     $6,034         $6,514         $6,346
Universal life and investment-type product policy
fees                                                                     747         791        813          1,112          1,112
Investment income, net                                                 3,347       3,279      3,508          4,112          4,167
Other revenues                                                           310         299        301            348            323
                                                                   -----------------------------------------------------------------
                                                                      10,204      10,335     10,656         12,086         11,948
                                                                   -----------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                    6,289       6,411      6,589          7,208          6,897
Interest credited to policyholder account balances                       777         795        820          1,156          1,167
Interest credited to bank deposits                                        14          17         25             30             37
Interest expense                                                         116         119        125            183            185
Other expenses                                                         2,052       1,811      1,844          2,408          2,487
                                                                   -----------------------------------------------------------------
                                                                       9,248       9,153      9,403         10,985         10,773
                                                                   -----------------------------------------------------------------
Operating earnings before provision (benefit) for
  income taxes                                                           956       1,182      1,253          1,101          1,175
Provision for income taxes                                               296         360        383            290            344
                                                                   -----------------------------------------------------------------
Operating earnings                                                       660         822        870            811            831
Preferred stock dividends                                                  0           0          0             31             32
                                                                   -----------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                     $660        $822       $870 (2)       $780 (3)       $799
                                                                   =================================================================

NET INCOME RECONCILIATION
--------------------------
Operating earnings available to common shareholders                     $660        $822       $870           $780           $799
      Net investment gains (losses)                                     (214)        (21)     2,225            (23)          (234)
      Minority interest - net investment gains (losses)                    5          (9)        (2)            (1)             3
      Net investment gains (losses) tax benefit
        (provision)                                                       71           9       (784)             9             85
                                                                   -----------------------------------------------------------------
Net investment gains (losses), net of income taxes                      (138)        (21)     1,439            (15)          (146)
     Adjustments related to policyholder benefits and
       dividends                                                          (9)         70        (86)           (55)            (9)
     Adjustments related to other expenses                                 5         (15)        (9)             7             30
     Adjustments related to tax benefit (provision)                        1         (19)        32             18             (9)
                                                                   -----------------------------------------------------------------
Adjustments related to net investment gains (losses),
net of income taxes (1)                                                   (3)         36        (63)           (30)            12
Cumulative effect of a change in accounting, net of
income taxes                                                               0           0          0              0              0
Discontinued operations, net of income taxes                              (8)        150         (1)             7             12
                                                                   -----------------------------------------------------------------
Net income available to common shareholders                              511         987      2,245            742            677
Preferred stock dividends                                                  0           0          0             31             32
                                                                   -----------------------------------------------------------------
Net income                                                              $511        $987     $2,245           $773           $709
                                                                   =================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with an establishment of a liability associated with the Argentine pension business.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT DECEMBER 31, 2005

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Total investments                   $301,709      $122,754      $122,015      $3,840       $13,642        $11,827        $27,631
Cash and cash equivalents              4,018            68         1,298        (116)          129             53          2,586
Accrued investment income              3,036         1,037         1,286          58           151             62            442
Premiums and other receivables        12,186         3,080         2,729         909           713          1,115          3,640
Deferred policy acquisition
  costs                               19,653         1,259        13,540         186         1,853          2,815              0
Assets of subsidiaries
  held-for-sale                            0             0             0           0             0              0              0
Goodwill, net                          4,797           959         2,903         157           288             96            394
Other assets                           7,950         1,791         3,271         363           302             67          2,156
Separate account assets              127,869        45,239        81,070           0         1,546             14              0
                                  --------------------------------------------------------------------------------------------------
    Total Assets                    $481,218      $176,187      $228,112      $5,397       $18,624        $16,049        $36,849
                                  ==================================================================================================

LIABILITIES AND EQUITY
LIABILITIES
-------------
Future policy benefits              $123,204       $49,181       $55,793      $3,456        $6,944         $4,515         $3,315
Policyholder account balances        128,312        54,180        59,011           0         5,279          5,504          4,338
Other policyholder funds               8,331         2,637         2,704          34         1,037          1,732            187
Policyholder dividends payable           917             0           917           0             0              0              0
Policyholder dividend obligation       1,606             0         1,606           0             0              0              0
Short-term debt                        1,609             0            28           0             0              0          1,581
Long-term debt                         9,888            33           182           0            53            800          8,820
Junior subordinated debt
  securities underlying common
  equity units                         2,134             0             0           0             0              0          2,134
Shares subject to mandatory
  redemption                             278             0             0           0             0            159            119
Liabilities of subsidiaries
  held-for-sale                            0             0             0           0             0              0              0
Current income tax payable                69           (29)         (310)        (43)          (67)            33            485
Deferred income tax payable            1,706        (1,024)        1,702          34            97            834             63
Payables under securities
  loaned transactions                 33,893        13,885        13,128          93             0              0          6,787
Other liabilities                     12,301         2,554         2,678         671           942          1,286          4,170
Separate account liabilities         127,869        45,239        81,070           0         1,546             14              0
                                  --------------------------------------------------------------------------------------------------
    Total Liabilities                452,117       166,656       218,509       4,245        15,831         14,877         31,999

EQUITY

Preferred stock, at par value              1             0             0           0             0              0              1
Common stock, at par value                 8             0             0           0             0              0              8
Allocated equity (1)                  28,139         8,724         9,198       1,015         2,460            927          5,815
Treasury stock                          (959)            0             0           0             0              0           (959)
Accumulated other comprehensive
  income                               1,912           807           405         137           333            245            (15)
                                  --------------------------------------------------------------------------------------------------
    Total Stockholders' Equity        29,101         9,531         9,603       1,152         2,793          1,172          4,850
                                  --------------------------------------------------------------------------------------------------

Total Liabilities and
  Stockholders' Equity              $481,218      $176,187      $228,112      $5,397       $18,624        $16,049        $36,849
                                  ==================================================================================================


(1)  Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE THREE MONTHS ENDED DECEMBER 31, 2005

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                             $6,346        $2,643        $1,269        $729          $636        $1,062             $7
Universal life and
  investment-type product
  policy fees                         1,112           197           750           0           165             0              0
Investment income, net                4,167         1,732         1,711          46           262           161            255
Other revenues                          323           166           110           8             9            13             17
                                  --------------------------------------------------------------------------------------------------
                                     11,948         4,738         3,840         783         1,072         1,236            279
                                  --------------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and
  dividends                           6,897         3,025         1,940         456           600           860             16
Interest credited to
  policyholder account balances       1,167           530           488           0            92            57              0
Capitalization of deferred
  policy acquisition costs           (1,044)          (72)         (409)       (110)         (141)         (312)             0
Amortization of deferred policy
  acquisition costs                     724            49           303         113            43           212              4
Other expenses                        3,029           618         1,049         213           441           371            337
                                  --------------------------------------------------------------------------------------------------
                                     10,773         4,150         3,371         672         1,035         1,188            357
                                  --------------------------------------------------------------------------------------------------

Operating earnings before
  provision (benefit) for
  income taxes                        1,175           588           469         111            37            48            (78)
Provision (benefit) for income
  taxes                                 344           199           155          30           (11)           17            (46)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                      831           389           314          81            48            31            (32)
Preferred stock dividends                32             0             0           0             0             0             32
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
  COMMON SHAREHOLDERS                  $799          $389          $314         $81           $48           $31           ($64)
                                  ==================================================================================================

NET INCOME RECONCILIATION
---------------------------
Operating earnings available to
  common shareholders                  $799          $389          $314         $81           $48           $31           ($64)
    Net investment gains
     (losses)                          (234)         (156)         (180)         (3)           (7)           (6)           118
    Minority interest - net
      investment gains (losses)           3             0             0           0             0             3              0
    Net investment gains
     (losses) tax benefit
     (provision)                         85            59            65           1             3             1            (44)
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
  net of income taxes                  (146)          (97)         (115)         (2)           (4)           (2)            74
    Adjustments related to
      policyholder benefits
      and dividends                      (9)          (18)           30           0           (21)            0              0
    Adjustments related to
      other expenses                     30             0            31           0             0            (1)             0
    Adjustments related to
      tax benefit (provision)            (9)            6           (22)          0             7             0              0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (1)                12           (12)           39           0           (14)           (1)             0
Cumulative effect of a change
  in accounting, net of
  income taxes                            0             0             0           0             0             0              0
Discontinued operations,
  net of income taxes                    12             0             0           0             0             0             12
                                  --------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                          677           280           238          79            30            28             22
Preferred stock dividends                32             0             0           0             0             0             32
                                  --------------------------------------------------------------------------------------------------
Net income                             $709          $280          $238         $79           $30           $28            $54
                                  ==================================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE THREE MONTHS ENDED DECEMBER 31, 2004

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                            $5,800         $2,518        $1,171        $737          $461          $917            ($4)
Universal life and
  investment-type product
  policy fees                          747            177           480           0            90             0              0
Investment income, net               3,347          1,211         1,540          41           175           183            197
Other revenues                         310            165           108          12             9            16              0
                                  --------------------------------------------------------------------------------------------------
                                    10,204          4,071         3,299         790           735         1,116            193
                                  --------------------------------------------------------------------------------------------------
EXPENSES
Policyholder benefits and
  dividends                          6,289          2,785         1,811         497           448           752             (4)
Interest credited to
  policyholder account balances        777            273           398           0            45            61              0
Capitalization of deferred
  policy acquisition costs            (732)           (71)         (283)       (113)         (117)         (148)             0
Amortization of deferred
  policy acquisition costs             498             43           218         113            40            80              4
Other expenses                       2,416            573           844         210           279           340            170
                                  --------------------------------------------------------------------------------------------------
                                     9,248          3,603         2,988         707           695         1,085            170
                                  --------------------------------------------------------------------------------------------------
Operating earnings before
  provision (benefit) for
  income taxes                         956            468           311          83            40            31             23
Provision (benefit) for income
  taxes                                296            159           104          20            10            10             (7)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                     660            309           207          63            30            21             30
Preferred stock dividends                0              0             0           0             0             0              0
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE
  TO COMMON SHAREHOLDERS              $660           $309          $207         $63           $30           $21            $30
                                  ==================================================================================================

NET INCOME RECONCILIATION
---------------------------
Operating earnings available to
  common shareholders                 $660           $309          $207         $63           $30           $21            $30

    Net investment gains
     (losses)                         (214)           (77)          (42)         (3)           (4)           (3)           (85)
    Minority interest - net
      investment gains (losses)          5              0             4           0             0             1              0
    Net investment gains
      (losses) tax benefit
      (provision)                       71             26             9           1             1             1             33
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
  net of income taxes                 (138)           (51)          (29)         (2)           (3)           (1)           (52)
    Adjustments related to
      policyholder benefits and
      dividends                         (9)           (33)           30           0            (6)            0              0
    Adjustments related to
      other expenses                     5              0             4           0             0             1              0
    Adjustments related to tax
      benefit (provision)                1             12           (12)          0             2             0             (1)
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
  investment gains (losses),
  net of income taxes (1)               (3)           (21)           22           0            (4)            1             (1)
Cumulative effect of a change
  in accounting, net of income
  taxes                                  0              0             0           0             0             0              0
Discontinued operations, net
  of income taxes                       (8)             0             0           0            (4)            0             (4)
                                  --------------------------------------------------------------------------------------------------
Net income available to common
  shareholders                         511            237           200          61            19            21            (27)
Preferred stock dividends                0              0             0           0             0             0              0
                                  --------------------------------------------------------------------------------------------------
Net income                            $511           $237          $200         $61           $19           $21           ($27)
                                  ==================================================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES

Premiums                              $24,860        $11,387      $4,502       $2,911         $2,186       $3,869               $5
Universal life and
   investment-type product
   policy fees                          3,828            772       2,476            0            579            0                1
Investment income, net                 15,066          6,051       6,571          181            844          606              813
Other revenues                          1,271            653         477           33             20           58               30
                                  --------------------------------------------------------------------------------------------------
                                       45,025         18,863      14,026        3,125          3,629        4,533              849
                                  --------------------------------------------------------------------------------------------------

EXPENSES

Policyholder benefits and
   dividends                           27,105         12,785       7,079        1,997          2,056        3,206              (18)
Interest credited to
   policyholder account balances        3,938          1,665       1,775            0            278          220                0
Capitalization of deferred
   policy acquisition costs            (3,604)          (278)     (1,326)        (455)          (541)      (1,004)               0
Amortization of deferred policy
   acquisition costs                    2,464            174         964          455            223          640                8
Other expenses                         10,411          2,333       3,653          828          1,318        1,340              939
                                  --------------------------------------------------------------------------------------------------
                                       40,314         16,679      12,145        2,825          3,334        4,402              929
                                  --------------------------------------------------------------------------------------------------

Operating earnings before
   provision (benefit) for
   income taxes                         4,711          2,184       1,881          300            295          131              (80)
Provision (benefit) for income
   taxes                                1,377            739         624           68             62           45             (161)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                      3,334          1,445       1,257          232            233           86               81
Preferred stock dividends                  63              0           0            0              0            0               63
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                 $3,271(3)      $1,445      $1,257         $232           $233          $86              $18
                                  ==================================================================================================

OPERATING RETURN ON COMMON
   EQUITY (1)                            14.4%

NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
   common  shareholders                $3,271         $1,445      $1,257         $232           $233          $86              $18
    Net investment gains (losses)       1,947            167         374          (12)             5           22            1,391
    Minority interest - net
       investment gains (losses)           (9)             0          (4)           0              0           (5)               0
    Net investment gains (losses)
       tax benefit (provision)           (681)           (55)       (132)           4             (1)          (3)            (494)
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
   net of income taxes                  1,257            112         238           (8)             4           14              897
    Adjustments related to
       policyholder benefits and
       dividends                          (80)             8         (11)           0            (77)           0                0
    Adjustments related to other
       expenses                            13              0          23            0              0          (10)               0
    Adjustments related to tax
       benefit (provision)                 22             (3)         (4)           0             27            2                0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
   investment gains (losses),
   net of income taxes (2)                (45)             5           8            0            (50)          (8)               0
Cumulative effect of a change in
   accounting, net of income
   taxes                                    0              0           0            0              0            0                0
Discontinued operations, net of
   income taxes                           168              0           0            0              5            0              163
                                  --------------------------------------------------------------------------------------------------
Net income available to common
   shareholders                         4,651          1,562       1,503          224            192           92            1,078
Preferred stock dividends                  63              0           0            0              0            0               63
                                  --------------------------------------------------------------------------------------------------
Net income                             $4,714         $1,562      $1,503         $224           $192          $92           $1,141
                                  ==================================================================================================

NET INCOME RETURN ON COMMON EQUITY
   EXCLUDING AOCI(4)                     20.4%
NET INCOME RETURN ON
   COMMON EQUITY(4)                      18.5%


(1) Operating return on common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity excluding accumulated other comprehensive income.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3) Operating earnings available to common shareholders for the twelve months ended December 31, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, an $8 million charge, net of income taxes, associated with an establishment of a liability associated with the Argentine pension business and a $31 million benefit from a revision of the estimate of income taxes for 2004.

(4) Net income return on common equity is defined as net income available to common shareholders divided by average GAAP common equity.

                                                                  (METLIFE LOGO)

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004

                                                                                                                    Corporate, Other
Unaudited (Dollars in millions)   Consolidated  Institutional  Individual  Auto & Home  International  Reinsurance   & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES

Premiums                              $22,200        $10,037      $4,204       $2,948         $1,690       $3,348            ($27)
Universal life and
   investment-type product
   policy fees                          2,867            711       1,805            0            349            0               2
Investment income, net                 12,610          4,644       6,070          171            585          564             576
Other revenues                          1,198            654         422           35             23           56               8
                                  --------------------------------------------------------------------------------------------------
                                       38,875         16,046      12,501        3,154          2,647        3,968             559
                                  --------------------------------------------------------------------------------------------------

EXPENSES

Policyholder benefits and
   dividends                           24,393         11,166       6,803        2,082          1,649        2,695              (2)
Interest credited to
   policyholder account balances        2,997          1,016       1,618            0            151          212               0
Capitalization of deferred
   policy acquisition costs            (3,100)          (346)     (1,139)        (454)          (384)        (777)              0
Amortization of deferred policy
   acquisition costs                    1,897            136         755          449            140          411               6
Other expenses                          9,008          2,182       3,258          799            858        1,309             602
                                  --------------------------------------------------------------------------------------------------
                                       35,195         14,154      11,295        2,876          2,414        3,850             606
                                  --------------------------------------------------------------------------------------------------

Operating earnings before
   provision (benefit) for
   income taxes                         3,680          1,892       1,206          278            233          118             (47)
Provision (benefit) for income
   taxes                                1,038            643         403           64             68           41            (181)
                                  --------------------------------------------------------------------------------------------------
Operating earnings                      2,642          1,249         803          214            165           77             134
Preferred stock dividends                   0              0           0            0              0            0               0
                                  --------------------------------------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO
   COMMON SHAREHOLDERS                 $2,642         $1,249        $803         $214           $165          $77            $134
                                  ================================================================================================

OPERATING RETURN ON COMMON
   EQUITY (1)                            13.8%

NET INCOME RECONCILIATION
-------------------------
Operating earnings available to
   common shareholders                 $2,642         $1,249        $803         $214           $165          $77            $134
    Net investment gains (losses)         244            131          81           (9)            23           33             (15)
    Minority interest - net
       investment gains (losses)           (9)             0           4            0              0          (13)              0
    Net investment gains (losses)
       tax benefit (provision)            (77)           (48)        (22)           3             (7)          (6)              3
                                  --------------------------------------------------------------------------------------------------
Net investment gains (losses),
   net of income taxes                    158             83          63           (6)            16           14             (12)
    Adjustments related to
       policyholder benefits and
       dividends                           64             (7)         39            0             32            0               0
    Adjustments related to other
       expenses                           (11)             0          (9)           0              0           (1)             (1)
    Adjustments related to tax
       benefit (provision)                (19)             2         (11)           0            (11)           1               0
                                  --------------------------------------------------------------------------------------------------
Adjustments related to net
   investment gains (losses),
   net of income taxes (2)                 34             (5)         19            0             21            0              (1)
Cumulative effect of a change in
   accounting, net of income
   taxes (4)                              (86)           (60)          0            0            (30)           0               4
Discontinued operations, net of
   income taxes                            10              0           0            0             (9)           0              19
                                  --------------------------------------------------------------------------------------------------
Net income available to common
   shareholders                         2,758          1,267         885          208            163           91             144
Preferred stock dividends                   0              0           0            0              0            0               0
                                  --------------------------------------------------------------------------------------------------
Net income                             $2,758         $1,267        $885         $208           $163          $91            $144
                                  ==================================================================================================

NET INCOME RETURN ON COMMON EQUITY
   EXCLUDING AOCI (3)                    14.4%
NET INCOME RETURN ON COMMON
   EQUITY (3)                            12.5%

(1) Operating return on common equity is defined as operating earnings available to common shareholders divided by average GAAP common equity excluding accumulated other comprehensive income.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(3) Net income return on common equity is defined as net income available to common shareholders divided by average GAAP common equity.

(4) The cumulative effect of a change in accounting, net of income taxes is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

                                                               For the Three Months Ended
                                     ------------------------------------------------------------------------------
                                     December 31,      March 31,      June 30,      September 30,      December 31,
Unaudited (Dollars in millions)          2004             2005          2005            2005               2005
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS                $309             $324          $346            $386               $389

INDIVIDUAL OPERATIONS                    207              321           291             331                314

AUTO & HOME OPERATIONS                    63               76           101             (26)                81

INTERNATIONAL OPERATIONS                  30               68            51              66                 48

REINSURANCE OPERATIONS                    21               25             4              26                 31

CORPORATE, OTHER & ELIMINATIONS           30                8            77              (3)               (64)

                                     ------------------------------------------------------------------------------
CONSOLIDATED                            $660             $822          $870(2)         $780(3)            $799
                                     ==============================================================================

(1) A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 11; (ii) Individual Operations, page 19;
      (iii) Auto & Home Operations, page 29; (iv) International Operations, page 34; (v) Reinsurance Operations, page 35; and Corporate, Other & Eliminations, page 37. A reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc., Consolidated, appears on page 4.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999, an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000, and an $8 million charge, net of income taxes, associated with an establishment of a liability associated with the Argentine pension business.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              December 31,    March 31,    June 30,    September 30,    December 31,
Institutional Operations                                          2004          2005         2005           2005            2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $2,518        $2,844       $2,834         $3,066          $2,643
Universal life and investment-type product policy fees             177           193          185            197             197
Investment income, net                                           1,211         1,248        1,364          1,707           1,732
Other revenues                                                     165           161          163            163             166
                                                              ----------------------------------------------------------------------
                                                                 4,071         4,446        4,546          5,133           4,738
                                                              ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              2,785         3,146        3,159          3,455           3,025
Interest credited to policyholder account balances                 273           301          326            508             530
Other expenses                                                     545           510          537            587             595
                                                              ----------------------------------------------------------------------
                                                                 3,603         3,957        4,022          4,550           4,150
                                                              ----------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                          468           489          524            583             588
Provision (benefit) for income taxes                               159           165          178            197             199
                                                              ----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $309          $324         $346           $386            $389
                                                              ======================================================================

NET INCOME RECONCILIATION
----------------------------------------------------------
Operating earnings available to common shareholders               $309          $324         $346           $386            $389
       Net investment gains (losses)                               (77)            5          415            (97)           (156)
       Minority interest - net investment gains (losses)             0             0            0              0               0
       Net investment gains (losses) tax benefit
           (provision)                                              26            (3)        (147)            36              59
                                                              ----------------------------------------------------------------------
Net investment gains (losses), net of income taxes                 (51)            2          268            (61)            (97)
       Adjustments related to policyholder benefits and
           dividends                                               (33)           35          (37)            28             (18)
       Adjustments related to other expenses                         0             0            0              0               0
       Adjustments related to tax benefit (provision)               12           (12)          13            (10)              6
                                                              ----------------------------------------------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                            (21)           23          (24)            18             (12)
Cumulative effect of a change in accounting, net of income
    taxes                                                            0             0            0              0               0
Discontinued operations, net of income taxes                         0             0            0              0               0
                                                              ----------------------------------------------------------------------
Net income available to common shareholders                        237           349          590            343             280
Preferred stock dividends                                            0             0            0              0               0
                                                              ----------------------------------------------------------------------
Net income                                                        $237          $349         $590           $343            $280
                                                              ----------------------------------------------------------------------

                                                              For the Year-to-Date Period Ended
                                                              ---------------------------------
                                                              December 31,         December 31,
Institutional Operations                                          2004                 2005
-----------------------------------------------------------------------------------------------
REVENUES
Premiums                                                      $10,037               $11,387
Universal life and investment-type product policy fees            711                   772
Investment income, net                                          4,644                 6,051
Other revenues                                                    654                   653
                                                              ---------------------------------
                                                               16,046                18,863
                                                              ---------------------------------

EXPENSES
Policyholder benefits and dividends                            11,166                12,785
Interest credited to policyholder account balances              1,016                 1,665
Other expenses                                                  1,972                 2,229
                                                              ---------------------------------
                                                               14,154                16,679
                                                              ---------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                       1,892                 2,184
Provision (benefit) for income taxes                              643                   739
                                                              ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS            $1,249                $1,445
                                                              =================================

NET INCOME RECONCILIATION
----------------------------------------------------------
Operating earnings available to common shareholders            $1,249                $1,445
       Net investment gains (losses)                              131                   167
       Minority interest - net investment gains (losses)            0                     0
       Net investment gains (losses) tax benefit
           (provision)                                            (48)                  (55)
                                                              ---------------------------------
Net investment gains (losses), net of income taxes                 83                   112
       Adjustments related to policyholder benefits and
           dividends                                               (7)                    8
       Adjustments related to other expenses                        0                     0
       Adjustments related to tax benefit (provision)               2                    (3)
                                                              ---------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                            (5)                    5
Cumulative effect of a change in accounting, net of income
    taxes                                                         (60)                    0
Discontinued operations, net of income taxes                        0                     0
                                                              ---------------------------------
Net income available to common shareholders                     1,267                 1,562
Preferred stock dividends                                           0                     0
                                                              ---------------------------------
Net income                                                     $1,267                $1,562
                                                              ---------------------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                        For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              December 31,    March 31,    June 30,    September 30,    December 31,
Group Life                                                        2004          2005         2005           2005            2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $1,283        $1,364       $1,435         $1,485          $1,359
Universal life and investment-type product policy fees             171           187          180            192             194
Investment income, net                                             255           271          281            296             296
Other revenues                                                      14            13           14             11              10
                                                              ----------------------------------------------------------------------
                                                                 1,723         1,835        1,910          1,984           1,859
                                                              ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              1,324         1,444        1,519          1,542           1,398
Interest credited to policyholder account balances                 101            99          105            119             125
Other expenses                                                     154           146          159            168             157
                                                              ----------------------------------------------------------------------
                                                                 1,579         1,689        1,783          1,829           1,680
                                                              ----------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                          144           146          127            155             179
Provision (benefit) for income taxes                                49            49           44             53              61
                                                              ----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                $95           $97          $83           $102            $118
                                                              ======================================================================

Net investment gains (losses), net of income taxes                 (43)           (9)          (1)             7             (38)
Adjustments related to net investment gains (losses), net
    of income taxes                                                  0             0            0              4               1
Cumulative effect of a change in accounting, net of income
    taxes                                                            0             0            0              0               0
Discontinued operations, net of income taxes                         0             0            0              0               0
                                                              ----------------------------------------------------------------------
Net income available to common shareholders                         52            88           82            113              81
Preferred stock dividends                                            0             0            0              0               0
                                                              ----------------------------------------------------------------------
Net income                                                         $52           $88          $82           $113             $81
                                                              ----------------------------------------------------------------------

                                                              For the Year-to-Date Period Ended
                                                              ---------------------------------
                                                              December 31,         December 31,
Group Life                                                        2004                 2005
-----------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $5,201               $5,643
Universal life and investment-type product policy fees             685                  753
Investment income, net                                           1,040                1,144
Other revenues                                                      57                   48
                                                              ---------------------------------
                                                                 6,983                7,588
                                                              ---------------------------------

EXPENSES
Policyholder benefits and dividends                              5,437                5,903
Interest credited to policyholder account balances                 402                  448
Other expenses                                                     540                  630
                                                              ---------------------------------
                                                                 6,379                6,981
                                                              ---------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                          604                  607
Provision (benefit) for income taxes                               206                  207
                                                              ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $398                 $400
                                                              =================================

Net investment gains (losses), net of income taxes                 (25)                 (41)
Adjustments related to net investment gains (losses), net
    of income taxes                                                  0                    5
Cumulative effect of a change in accounting, net of income
    taxes                                                            0                    0
Discontinued operations, net of income taxes                         0                    0
                                                              ---------------------------------
Net income available to common shareholders                        373                  364
Preferred stock dividends                                            0                    0
                                                              ---------------------------------
Net income                                                        $373                 $364
                                                              ---------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              December 31,    March 31,    June 30,    September 30,    December 31,
Retirement & Savings                                              2004          2005         2005           2005            2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $300          $496         $384           $557            $234
Universal life and investment-type product policy fees               6             6            5              5               3
Investment income, net                                             831           846          926          1,255           1,273
Other revenues                                                      56            59           59             63              67
                                                              ----------------------------------------------------------------------
                                                                 1,193         1,407        1,374          1,880           1,577
                                                              ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                675           864          751          1,041             743
Interest credited to policyholder account balances                 172           202          221            389             405
Other expenses                                                     110            93           87            126             113
                                                              ----------------------------------------------------------------------
                                                                   957         1,159        1,059          1,556           1,261
                                                              ----------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                          236           248          315            324             316
Provision (benefit) for income taxes                                79            83          106            108             106
                                                              ----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $157          $165         $209           $216            $210
                                                              ======================================================================

Net investment gains (losses), net of income taxes                  (1)           12          231            (45)            (61)
Adjustments related to net investment gains (losses), net
    of income taxes                                                (15)           11          (10)             7              (2)
Cumulative effect of a change in accounting, net of income
    taxes                                                            0             0            0              0               0
Discontinued operations, net of income taxes                         0             0            0              0               0
                                                              ----------------------------------------------------------------------
Net income available to common shareholders                        141           188          430            178             147
Preferred stock dividends                                            0             0            0              0               0
                                                              ----------------------------------------------------------------------
Net income                                                        $141          $188         $430           $178            $147
                                                              ----------------------------------------------------------------------

                                                              For the Year-to-Date Period Ended
                                                              ---------------------------------
                                                              December 31,         December 31,
Retirement & Savings                                              2004                 2005
-----------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $1,297               $1,671
Universal life and investment-type product policy fees              26                   19
Investment income, net                                           3,131                4,300
Other revenues                                                     231                  248
                                                              ---------------------------------
                                                                 4,685                6,238
                                                              ---------------------------------

EXPENSES
Policyholder benefits and dividends                              2,739                3,399
Interest credited to policyholder account balances                 614                1,217
Other expenses                                                     394                  419
                                                              ---------------------------------
                                                                 3,747                5,035
                                                              ---------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                          938                1,203
Provision (benefit) for income taxes                               314                  403
                                                              ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $624                 $800
                                                              =================================

Net investment gains (losses), net of income taxes                  98                  137
Adjustments related to net investment gains (losses), net
    of income taxes                                                  2                    6
Cumulative effect of a change in accounting, net of income
    taxes                                                          (40)                   0
Discontinued operations, net of income taxes                         0                    0
                                                              ---------------------------------
Net income available to common shareholders                        684                  943
Preferred stock dividends                                            0                    0
                                                              ---------------------------------
Net income                                                        $684                 $943
                                                              ---------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                    For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              December 31,    March 31,    June 30,    September 30,    December 31,
Non-Medical Health & Other                                        2004           2005        2005           2005            2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $935           $984      $1,015         $1,024          $1,050
Universal life and investment-type product policy fees               0              0           0              0               0
Investment income, net                                             125            131         157            156             163
Other revenues                                                      95             89          90             89              89
                                                              ----------------------------------------------------------------------
                                                                 1,155          1,204       1,262          1,269           1,302
                                                              ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                786            838         889            872             884
Interest credited to policyholder account balances                   0              0           0              0               0
Other expenses                                                     281            271         291            293             325
                                                              ----------------------------------------------------------------------
                                                                 1,067          1,109       1,180          1,165           1,209
                                                              ----------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                           88             95          82            104              93
Provision (benefit) for income taxes                                31             33          28             36              32
                                                              ----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                $57            $62         $54            $68             $61
                                                              ======================================================================

Net investment gains (losses), net of income taxes                  (7)            (1)         38            (23)              2
Adjustments related to net investment gains (losses), net
    of income taxes                                                 (6)            12         (14)             7             (11)
Cumulative effect of a change in accounting, net of income
    taxes                                                            0              0           0              0               0
Discontinued operations, net of income taxes                         0              0           0              0               0
                                                              ----------------------------------------------------------------------
Net income available to common shareholders                         44             73          78             52              52
Preferred stock dividends                                            0              0           0              0               0
                                                              ----------------------------------------------------------------------
Net income                                                         $44            $73         $78            $52             $52
                                                              ----------------------------------------------------------------------

                                                              For the Year-to-Date Period Ended
                                                              ---------------------------------
                                                              December 31,         December 31,
Non-Medical Health & Other                                        2004                 2005
-----------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $3,539               $4,073
Universal life and investment-type product policy fees               0                    0
Investment income, net                                             473                  607
Other revenues                                                     366                  357
                                                              ---------------------------------
                                                                 4,378                5,037
                                                              ---------------------------------

EXPENSES
Policyholder benefits and dividends                              2,990                3,483
Interest credited to policyholder account balances                   0                    0
Other expenses                                                   1,038                1,180
                                                              ---------------------------------
                                                                 4,028                4,663
                                                              ---------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                          350                  374
Provision (benefit) for income taxes                               123                  129
                                                              ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $227                 $245
                                                              =================================

Net investment gains (losses), net of income taxes                  10                   16
Adjustments related to net investment gains (losses), net
    of income taxes                                                 (7)                  (6)
Cumulative effect of a change in accounting, net of income
    taxes                                                          (20)                   0
Discontinued operations, net of income taxes                         0                    0
                                                              ---------------------------------
Net income available to common shareholders                        210                  255
Preferred stock dividends                                            0                    0
                                                              ---------------------------------
Net income                                                        $210                 $255
                                                              ---------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION


                                                                                      For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              December 31,    March 31,    June 30,    September 30,    December 31,
Unaudited (Dollars in millions)                                   2004          2005         2005           2005            2005
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT (1)

Group Life                                                      $1,468        $1,564       $1,629         $1,688          $1,563
Retirement & Savings                                               362           561          448            625             304
Non-Medical Health & Other                                       1,030         1,073        1,105          1,113           1,139
                                                              ----------------------------------------------------------------------
Total Premiums, Fees and Other Revenues                         $2,860        $3,198       $3,182         $3,426          $3,006
                                                              ======================================================================

Group Disability (Included in Non-Medical Health & Other)         $312          $320         $331           $325            $335


ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
        Term Life                                                89.8%         94.2%        94.7%          91.5%           89.3%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
        Group Disability                                         95.7%         89.5%        83.5%          95.0%           91.1%


NUMBER OF SALES REPRESENTATIVES                                    762           783          778            787             761
                                                              ----------------------------------------------------------------------

(1) With respect to premiums, fees and other revenues, certain experience rating refunds and changes to premium stabilization reserves are included in premiums and fees. The following table excludes these amounts:

        Group Life                                              $1,554        $1,648       $1,633         $1,699          $1,655
        Retirement & Savings                                       362           561          448            625             304
        Non-Medical Health & Other                               1,024         1,080        1,104          1,116           1,146
                                                              ----------------------------------------------------------------------
        Total Premiums, Fees and Other Revenues                 $2,940        $3,289       $3,185         $3,440          $3,105
                                                              ----------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                         For the Three Months Ended
                                -------------------------------------------------------------------------
                                December 31,     March 31,      June 30,    September 30,    December 31,
Group Life                          2004           2005           2005           2005            2005
---------------------------------------------------------------------------------------------------------
Balance, beginning of period     $15,134        $15,200        $15,354        $15,449         $16,290
Premiums and deposits              2,488          2,744          2,921          2,921           2,681
Interest on reserves                 137            137            144            159             166
Surrenders and withdrawals        (1,115)        (1,159)        (1,324)        (1,263)         (1,180)
Benefits and reserves             (1,313)        (1,444)        (1,519)        (1,295)         (1,397)
Other                               (131)          (124)          (127)           319 (1)        (160)
                                -------------------------------------------------------------------------
Balance, end of period           $15,200        $15,354        $15,449        $16,290         $16,400
                                -------------------------------------------------------------------------

                                                         For the Three Months Ended
                                ------------------------------------------------------------------------
                                December 31,     March 31,     June 30,    September 30,    December 31,
Retirement & Savings                2004           2005          2005           2005            2005
--------------------------------------------------------------------------------------------------------
Balance, beginning of period     $46,332        $47,758       $49,233        $51,020         $77,933
Premiums and deposits              2,729          2,750         2,122          2,751           3,282
Interest on reserves                 610            630           650            933             937
Surrenders and withdrawals        (1,651)          (876)       (1,786)        (2,604)         (2,378)
Benefits and reserves               (512)          (501)         (508)          (671)           (655)
Other                                250           (528)        1,309         26,504 (1)        (714)
                                ------------------------------------------------------------------------
Balance, end of period           $47,758        $49,233       $51,020        $77,933         $78,405
                                ------------------------------------------------------------------------

                                                         For the Three Months Ended
                                ------------------------------------------------------------------------
                                December 31,     March 31,     June 30,    September 30,    December 31,
Non-Medical Health & Other          2004           2005          2005           2005            2005
--------------------------------------------------------------------------------------------------------
Balance, beginning of period      $7,344         $7,563        $7,721         $7,968          $8,321
Premiums and deposits                912            952           978            996           1,023
Interest on reserves                  62             65            66             74              76
Surrenders and withdrawals            18             19            23             21              20
Benefits and reserves               (809)          (850)         (880)          (917)           (915)
Other                                 36            (28)           60            179 (1)          31
                                ------------------------------------------------------------------------
Balance, end of period            $7,563         $7,721        $7,968         $8,321          $8,556
                                ------------------------------------------------------------------------

SEPARATE ACCOUNT LIABILITIES

                                                         For the Three Months Ended
                                ------------------------------------------------------------------------
                                December 31,     March 31,     June 30,    September 30,    December 31,
Group Life                          2004           2005          2005           2005            2005
--------------------------------------------------------------------------------------------------------
Balance, beginning of period      $8,337         $8,192        $7,976         $8,050          $9,931
Premiums and deposits                133            114           120            232             706
Investment performance                63            168            40            219              29
Surrenders and withdrawals          (341)          (498)          (86)          (108)           (121)
Policy charges                         0              0             0             (7)             (7)
Other                                  0              0             0          1,545 (1)           1
                                ------------------------------------------------------------------------
Balance, end of period            $8,192         $7,976        $8,050         $9,931         $10,539
                                ------------------------------------------------------------------------

                                                         For the Three Months Ended
                                ------------------------------------------------------------------------
                                December 31,     March 31,     June 30,    September 30,    December 31,
Retirement & Savings                2004           2005          2005           2005            2005
--------------------------------------------------------------------------------------------------------
Balance, beginning of period     $31,173        $32,055       $30,654        $32,105         $34,508
Premiums and deposits                915          1,587           965          1,108           1,204
Investment performance             1,262         (1,141)        1,890            538             527
Surrenders and withdrawals        (1,287)        (1,827)       (1,351)        (2,029)         (1,775)
Policy charges                       (22)           (25)          (26)           (23)            (30)
Other                                 14              5           (27)         2,809 (1)         (60)
                                ------------------------------------------------------------------------
Balance, end of period           $32,055        $30,654       $32,105        $34,508         $34,374
                                ------------------------------------------------------------------------

                                                         For the Three Months Ended
                                ------------------------------------------------------------------------
                                December 31,     March 31,     June 30,    September 30,    December 31,
Non-Medical Health & Other          2004           2005          2005           2005            2005
--------------------------------------------------------------------------------------------------------
Balance, beginning of period        $200           $214          $243           $276            $298
Premiums and deposits                 76             88            85             81              78
Investment performance               (45)          (108)          191             66             (34)
Surrenders and withdrawals           (18)           (19)          (23)           (21)            (19)
Policy charges                       (28)           (17)          (18)           (18)            (15)
Other                                 29             85          (202)           (86)             18
                                ------------------------------------------------------------------------
Balance, end of period              $214           $243          $276           $298            $326
                                ------------------------------------------------------------------------

(1) Includes the beginning balances of Travelers of $771 million, $27,661 million and $347 million for Group Life, Retirement & Savings and Non-Medical Health & Other, respectively, in Future Policy Benefits and Policyholder Account Balances and $1,545 million and $2,428 million for Group Life and Retirement & Savings, respectively, in Separate Account Liabilities.

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
OTHER EXPENSES BY MAJOR CATEGORY

                                                                               For the Three Months Ended
                                                    ----------------------------------------------------------------------
                                                    December 31,    March 31,    June 30,    September 30,    December 31,
Unaudited (Dollars in millions)                         2004          2005         2005          2005             2005
--------------------------------------------------------------------------------------------------------------------------
OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                           $418          $380         $396          $417            $431
Pension and other post-retirement benefit costs           18            20           18            19              19
Premium taxes and other taxes, licenses and fees          33            32           41            46              53
                                                    ----------------------------------------------------------------------

Sub-total Insurance Expenses                             469           432          455           482             503

Commissions and other expenses                            76            78           82           105              92
                                                    ----------------------------------------------------------------------

Total Other Expenses                                    $545          $510         $537          $587            $595
                                                    ----------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                       For the Three Months Ended
                                  ----------------------------------------------------------------------
                                  December 31,    March 31,    June 30,    September 30,    December 31,
Group Life                            2004          2005         2005          2005             2005
--------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
         SPREADS BY SEGMENT (%)
Investment income yield               5.47%         5.68%        5.86%         5.89%            5.98%
Average crediting rate                3.57%         3.65%        3.78%         3.92%            4.07%
                                  ----------------------------------------------------------------------
         Spread                       1.90%         2.03%        2.08%         1.97%            1.91%
                                  ----------------------------------------------------------------------

                                                       For the Three Months Ended
                                  ----------------------------------------------------------------------
                                  December 31,    March 31,    June 30,    September 30,    December 31,
Retirement & Savings                  2004          2005         2005          2005             2005
--------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
         SPREADS BY SEGMENT (%)
Investment income yield               7.36%         7.12%        7.66%         6.57%            6.59%
Average crediting rate                5.34%         5.47%        5.51%         4.97%            5.11%
                                  ----------------------------------------------------------------------
         Spread                       2.02%         1.65%        2.15%         1.60%            1.48%
                                  ----------------------------------------------------------------------

                                                       For the Three Months Ended
                                  ----------------------------------------------------------------------
                                  December 31,    March 31,    June 30,    September 30,    December 31,
Non-Medical Health & Other            2004          2005         2005          2005             2005
--------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
         SPREADS BY SEGMENT (%)
Investment income yield               7.96%         7.55%        9.17%         8.19%            8.25%
Average crediting rate                4.87%         4.92%        4.94%         4.93%            4.95%
                                  ----------------------------------------------------------------------
         Spread                       3.09%         2.63%        4.23%         3.26%            3.30%
                                  ----------------------------------------------------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              December 31,    March 31,    June 30,    September 30,    December 31,
Individual Operations                                             2004           2005        2005           2005            2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $1,171         $1,028      $1,065         $1,140          $1,269
Universal life and investment-type product policy fees             480            479         501            746             750
Investment income, net                                           1,540          1,538       1,571          1,751           1,711
Other revenues                                                     108            112         105            150             110
                                                              ----------------------------------------------------------------------
                                                                 3,299          3,157       3,242          3,787           3,840
                                                              ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              1,811          1,636       1,733          1,770           1,940
Interest credited to policyholder account balances                 398            392         395            500             488
Capitalization of deferred policy acquisition costs               (283)          (254)       (279)          (384)           (409)
Amortization of deferred policy acquisition costs                  218            182         169            310             303
Other expenses                                                     844            720         788          1,096           1,049
                                                              ----------------------------------------------------------------------
                                                                 2,988          2,676       2,806          3,292           3,371
                                                              ----------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                          311            481         436            495             469
Provision (benefit) for income taxes                               104            160         145            164             155
                                                              ----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $207           $321        $291           $331            $314
                                                              ======================================================================

NET INCOME RECONCILIATION
----------------------------------------------------------
Operating earnings available to common shareholders               $207           $321        $291           $331            $314
      Net investment gains (losses)                                (42)            59         501             (6)           (180)
      Minority interest - net investment gains (losses)              4             (4)          0              0               0
      Net investment gains (losses) tax benefit
          (provision)                                                9            (23)       (174)             0              65
                                                              ----------------------------------------------------------------------
Net investment gains (losses), net of income taxes                 (29)            32         327             (6)           (115)
      Adjustments related to policyholder benefits and
          dividends                                                 30             21         (33)           (29)             30
      Adjustments related to other expenses                          4              2         (21)            11              31
      Adjustments related to tax benefit (provision)               (12)            (8)         19              7             (22)
                                                              ----------------------------------------------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                             22             15         (35)           (11)             39
Cumulative effect of a change in accounting, net of income
    taxes                                                            0              0           0              0               0
Discontinued operations, net of income taxes                         0              0           0              0               0
                                                              ----------------------------------------------------------------------
Net income available to common shareholders                        200            368         583            314             238
Preferred stock dividends                                            0              0           0              0               0
                                                              ----------------------------------------------------------------------
Net income                                                        $200           $368        $583           $314            $238
                                                              ----------------------------------------------------------------------

                                                              For the Year-to-Date Period Ended
                                                              ---------------------------------
                                                              December 31,         December 31,
Individual Operations                                             2004                 2005
-----------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $4,204               $4,502
Universal life and investment-type product policy fees           1,805                2,476
Investment income, net                                           6,070                6,571
Other revenues                                                     422                  477
                                                              ---------------------------------
                                                                12,501               14,026
                                                              ---------------------------------

EXPENSES
Policyholder benefits and dividends                              6,803                7,079
Interest credited to policyholder account balances               1,618                1,775
Capitalization of deferred policy acquisition costs             (1,139)              (1,326)
Amortization of deferred policy acquisition costs                  755                  964
Other expenses                                                   3,258                3,653
                                                              ---------------------------------
                                                                11,295               12,145
                                                              ---------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                        1,206                1,881
Provision (benefit) for income taxes                               403                  624
                                                              ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $803               $1,257
                                                              =================================

NET INCOME RECONCILIATION
----------------------------------------------------------
Operating earnings available to common shareholders               $803               $1,257
      Net investment gains (losses)                                 81                  374
      Minority interest - net investment gains (losses)              4                   (4)
      Net investment gains (losses) tax benefit
          (provision)                                              (22)                (132)
                                                              ---------------------------------
Net investment gains (losses), net of income taxes                  63                  238
      Adjustments related to policyholder benefits and
          dividends                                                 39                  (11)
      Adjustments related to other expenses                         (9)                  23
      Adjustments related to tax benefit (provision)               (11)                  (4)
                                                              ---------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                             19                    8
Cumulative effect of a change in accounting, net of income
    taxes                                                            0                    0
Discontinued operations, net of income taxes                         0                    0
                                                              ---------------------------------
Net income available to common shareholders                        885                1,503
Preferred stock dividends                                            0                    0
                                                              ---------------------------------
Net income                                                        $885               $1,503
                                                              ---------------------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                           For the Year-to-Date
                                                         For the Three Months Ended                            Period Ended
                                       ---------------------------------------------------------------  --------------------------
                                       December 31,  March 31,  June 30,  September 30,  December 31,   December 31,  December 31,
Traditional Life                           2004        2005       2005        2005           2005           2004          2005
------------------------------------------------------------------------------------------------------  --------------------------
REVENUES
Premiums                                $ 1,123       $   965    $   992   $ 1,020        $ 1,139        $ 4,078       $ 4,116
Universal life and investment-type
 product policy fees                          0             0          0         0              0              0             0
Investment income, net                      844           842        832       838            815          3,392         3,327
Other revenues                                4             2          0         1              1              6             4
                                       ---------------------------------------------------------------  ---------------------------
                                          1,971         1,809      1,824     1,859          1,955          7,476         7,447
                                       ---------------------------------------------------------------  ---------------------------

EXPENSES
Policyholder benefits and dividends       1,644         1,447      1,523     1,468          1,648          6,181         6,086
Interest credited to policyholder
 account balances                             0             0          0         0              0              0             0
Capitalization of deferred policy
 acquisition costs                          (50)          (43)       (60)      (47)           (53)          (177)         (203)
Amortization of deferred policy
 acquisition costs                           74            52         48        58             46            233           204
Other expenses                              241           185        209       230            224            874           848
                                       ---------------------------------------------------------------  ---------------------------
                                          1,909         1,641      1,720     1,709          1,865          7,111         6,935
                                       ---------------------------------------------------------------  ---------------------------

Operating earnings before provision
 (benefit) for income taxes                  62           168        104       150             90            365           512
Provision (benefit) for income taxes         22            56         36        50             31            126           173
                                       ---------------------------------------------------------------  ---------------------------
OPERATING EARNINGS AVAILABLE TO
COMMON SHAREHOLDERS                     $    40       $   112    $    68   $   100        $    59        $   239       $   339
                                       ===============================================================  ===========================
Net investment gains (losses), net
 of income taxes                             16            45        224        31             15             81           315
Adjustments related to net
 investment gains (losses), net of
 income taxes                                18            15        (22)      (22)            20             18            (9)
Cumulative effect of a change in
 accounting, net of income taxes              0             0          0         0              0              0             0
Discontinued operations, net of
 income taxes                                 0             0          0         0              0              0             0
                                       ---------------------------------------------------------------  ---------------------------
Net income available to common
 shareholders                                74           172        270       109             94            338           645
Preferred stock dividends                     0             0          0         0              0              0             0
                                       ---------------------------------------------------------------  ---------------------------
Net income                              $    74       $   172    $   270   $   109        $    94        $   338       $   645
                                       ---------------------------------------------------------------  ---------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                           For the Year-to-Date
                                                         For the Three Months Ended                            Period Ended
                                       ---------------------------------------------------------------  --------------------------
                                       December 31,  March 31,  June 30,  September 30,  December 31,   December 31,  December 31,
Variable & Universal Life                  2004        2005       2005        2005           2005           2004          2005
------------------------------------------------------------------------------------------------------  --------------------------
REVENUES
Premiums                                $     0       $     0    $     0   $     0        $     0        $     0       $     0
Universal life and investment-type
 product policy fees                        272           265        277       384            382          1,060         1,308
Investment income, net                      149           152        151       196            190            579           689
Other revenues                               (1)            0         (3)        0             (1)             1            (4)
                                       ---------------------------------------------------------------  --------------------------
                                            420           417        425       580            571          1,640         1,993
                                       ---------------------------------------------------------------  --------------------------

EXPENSES
Policyholder benefits and dividends          56            93         97       120            120            307           430
Interest credited to policyholder
 account balances                           114           114        117       145            146            460           522
Capitalization of deferred policy
 acquisition costs                          (79)          (65)       (72)     (133)          (136)          (309)         (406)
Amortization of deferred policy
 acquisition costs                           82            49         64       105            113            255           331
Other expenses                              186           148        160       266            275            723           849
                                       ---------------------------------------------------------------  --------------------------
                                            359           339        366       503            518          1,436         1,726
                                       ---------------------------------------------------------------  --------------------------

Operating earnings before provision
 (benefit) for income taxes                  61            78         59        77             53            204           267
Provision (benefit) for income taxes         21            27         20        26             18             69            91
                                       ---------------------------------------------------------------  --------------------------
OPERATING EARNINGS AVAILABLE TO
COMMON SHAREHOLDERS                     $    40       $    51    $    39   $    51        $    35        $   135       $   176
                                       ===============================================================  ==========================

Net investment gains (losses), net
 of income taxes                             (1)           (8)         9       (12)           (22)             2           (33)
Adjustments related to net
 investment gains (losses), net of
 income taxes                                 0            (2)        (2)        7             10             (1)           13
Cumulative effect of a change in
 accounting, net of income taxes              0             0          0         0              0            (11)            0
Discontinued operations, net of
 income taxes                                 0             0          0         0              0              0             0
                                       ---------------------------------------------------------------  --------------------------
Net income available to common
 shareholders                                39            41         46        46             23            125           156
Preferred stock dividends                     0             0          0         0              0              0             0
                                       ---------------------------------------------------------------  --------------------------
Net income                              $    39       $    41    $    46   $    46        $    23        $   125       $   156
                                       ---------------------------------------------------------------  --------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                           For the Year-to-Date
                                                         For the Three Months Ended                            Period Ended
                                       ---------------------------------------------------------------  --------------------------
                                       December 31,  March 31,  June 30,  September 30,  December 31,   December 31,  December 31,
Annuities                                  2004         2005      2005        2005           2005           2004          2005
------------------------------------------------------------------------------------------------------  --------------------------
REVENUES
Premiums                                $    48       $    63    $    73   $   118        $   101        $   126       $   355
Universal life and investment-type
 product policy fees                        177           185        198       318            334            640         1,035
Investment income, net                      513           511        551       681            665          1,973         2,408
Other revenues                               11            11         13        26             29             39            79
                                       ---------------------------------------------------------------  --------------------------
                                            749           770        835     1,143          1,129          2,778         3,877
                                       ---------------------------------------------------------------  --------------------------

EXPENSES
Policyholder benefits and dividends         111            96        113       178            152            315           539
Interest credited to policyholder
 account balances                           267           261        260       338            322          1,094         1,181
Capitalization of deferred policy
 acquisition costs                         (154)         (145)      (147)     (204)          (220)          (653)         (716)
Amortization of deferred policy
 acquisition costs                           62            81         57       147            144            269           429
Other expenses                              281           259        292       427            422          1,150         1,400
                                       ---------------------------------------------------------------  --------------------------
                                            567           552        575       886            820          2,175         2,833
                                       ---------------------------------------------------------------  --------------------------

Operating earnings before
 provision (benefit) for income
 taxes                                      182           218        260       257            309            603         1,044
Provision (benefit) for income
 taxes                                       59            71         85        84            100            196           340
                                       ---------------------------------------------------------------  --------------------------
OPERATING EARNINGS AVAILABLE TO
COMMON SHAREHOLDERS                     $   123       $   147    $   175   $   173        $   209        $   407       $   704
                                       ===============================================================  ==========================

Net investment gains (losses), net
 of income taxes                            (58)            1         94       (29)           (99)           (30)          (33)
Adjustments related to net
 investment gains (losses), net of
 income taxes                                 4             2        (11)        4              9              2             4
Cumulative effect of a change in
 accounting, net of income taxes              0             0          0         0              0             11             0
Discontinued operations, net of
 income taxes                                 0             0          0         0              0              0             0
                                       ---------------------------------------------------------------  --------------------------
Net income available to common
 shareholders                                69           150        258       148            119            390           675
Preferred stock dividends                     0             0          0         0              0              0             0
                                       ---------------------------------------------------------------  --------------------------
Net income                              $    69       $   150    $   258   $   148        $   119        $   390       $   675
                                       ---------------------------------------------------------------  --------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                                           For the Year-to-Date
                                                         For the Three Months Ended                            Period Ended
                                       ---------------------------------------------------------------  --------------------------
                                       December 31,  March 31,  June 30,  September 30,  December 31,   December 31,  December 31,
Other                                      2004        2005       2005        2005           2005           2004          2005
------------------------------------------------------------------------------------------------------  --------------------------
REVENUES
Premiums                                $   0       $   0        $   0     $   2        $  29            $   0         $  31
Universal life and investment-type
 product policy fees                       31          29           26        44           34              105           133
Investment income, net                     34          33           37        36           41              126           147
Other revenues                             94          99           95       123           81              376           398
                                       ---------------------------------------------------------------  --------------------------
                                          159         161          158       205          185              607           709
                                       ---------------------------------------------------------------  --------------------------

EXPENSES
Policyholder benefits and dividends         0           0            0         4           20                0            24
Interest credited to policyholder
 account balances                          17          17           18        17           20               64            72
Capitalization of deferred policy
 acquisition costs                          0          (1)           0         0            0                0            (1)
Amortization of deferred policy
 acquisition costs                          0           0            0         0            0               (2)            0
Other expenses                            136         128          127       173          128              511           556
                                       ---------------------------------------------------------------  --------------------------
                                          153         144          145       194          168              573           651
                                       ---------------------------------------------------------------  --------------------------

Operating earnings before
 provision (benefit) for income
 taxes                                      6          17           13        11           17               34            58
Provision (benefit) for income
 taxes                                      2           6            4         4            6               12            20
                                       ---------------------------------------------------------------  --------------------------
OPERATING EARNINGS AVAILABLE TO
COMMON SHAREHOLDERS                     $   4       $  11        $   9     $   7        $  11            $  22         $  38
                                       ===============================================================  ==========================

Net investment gains (losses), net
 of income taxes                           14          (6)           0         4           (9)              10           (11)
Adjustments related to net
 investment gains (losses), net of
 income taxes                               0           0            0         0            0                0             0
Cumulative effect of a change in
 accounting, net of income taxes            0           0            0         0            0                0             0
Discontinued operations, net of
 income taxes                               0           0            0         0            0                0             0
                                       ---------------------------------------------------------------  --------------------------
Net income available to common
 shareholders                              18           5            9        11            2               32            27
Preferred stock dividends                   0           0            0         0            0                0             0
                                       ---------------------------------------------------------------  --------------------------
Net income                              $  18       $   5        $   9     $  11        $   2            $  32         $  27
                                       ---------------------------------------------------------------  --------------------------

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MUTUAL FUND SALES

                                                                                 For the Three Months Ended
                                                               --------------------------------------------------------------
                                                               December 31,  March 31,  June 30,  September 30,  December 31,
Unaudited (Dollars in millions)                                    2004        2005       2005        2005           2005
-----------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)

TOTAL (2)
Life First Year Premiums and Deposits
  Traditional Life                                              $   51        $   47     $   52    $   52         $   54
  Variable Life 1st Year excluding Single Premium COLI/BOLI         51            57         41        56             63
  Universal Life 1st Year excluding Single Premium COLI/BOLI       118           102        110       245            228
  Single Premium COLI/BOLI                                           4             1         10         4             15
                                                               --------------------------------------------------------------
  Total Life First Year
    Premiums and Deposits (3)                                      224           207        213       357            360
  Life Renewal Premiums and Deposits
  Traditional Life                                               1,163           943      1,020     1,033          1,227
  Variable & Universal Life                                        452           472        416       532            551
Annuities (4)                                                    2,566         2,540      2,496     3,624          3,570
                                                               --------------------------------------------------------------
Total Premiums and Deposits                                     $4,405        $4,162     $4,145    $5,546         $5,708
                                                               ==============================================================

PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS
Variable & Universal Life                                       $  294        $  279     $  246    $  297         $  307
Annuities                                                        1,525         1,532      1,503     2,306          2,479
                                                               --------------------------------------------------------------
Total Separate Accounts                                         $1,819        $1,811     $1,749    $2,603         $2,786
                                                               ==============================================================

ANNUITY DEPOSITS BY TYPE

Fixed Annuity Deposits                                          $  497        $  429     $  356    $  496         $  464
Variable Annuity Deposits                                        2,069         2,111      2,140     3,128          3,106
                                                               --------------------------------------------------------------
Total Annuity Deposits                                          $2,566        $2,540     $2,496    $3,624         $3,570
                                                               ==============================================================

                                                               --------------------------------------------------------------
MUTUAL FUND SALES                                               $  935        $  954     $  916    $1,006         $1,254
                                                               --------------------------------------------------------------

(1)   Statutory premiums direct and assumed.

(2) Includes premiums and deposits to separate accounts and excludes Company sponsored internal changes.

(3) Of the $360 million of First Year Life Premiums and Deposits received during the three months ended December 31, 2005, approximately 31% were distributed through MetLife agents, 12% through New England Financial agents, 51% through MetLife's Independent Distribution channel and 6% through other distribution channels.

(4) Of the $3,570 million of Annuity Deposits received during the three months ended December 31, 2005, approximately 23% were distributed through MetLife agents, 6% through New England Financial agents, 57% through MetLife's Independent Distribution channel and 14% through MetLife Resources representatives.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                                 For the Three Months Ended
                                                               --------------------------------------------------------------
                                                               December 31,  March 31,  June 30,  September 30,  December 31,
Unaudited                                                          2004        2005       2005        2005           2005
-----------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS,
  EXCLUDING TRANSFERS FROM GENERAL ACCOUNT:
  Variable & Universal Life                                        43.0%        43.0%      41.4%     33.4%          33.6%
  Annuities                                                        58.3%        60.3%      60.2%     63.6%          69.4%

MORTALITY AS A PERCENTAGE OF EXPECTED                              85.6%        85.6%      84.7%     86.4%          84.9%

LAPSES / SURRENDERS (GENERAL AND SEPARATE ACCOUNT) (1)
  Traditional Life                                                  6.1%         6.2%       6.1%      6.1%           6.0%
  Variable & Universal Life                                         7.0%         6.6%       6.3%      6.2%           6.1%
  Variable Annuities                                                7.6%         7.6%       7.7%      8.4%           8.9%
  Fixed Annuities                                                   6.7%         6.3%       5.8%      6.4%           8.0%

NUMBER OF SALES REPRESENTATIVES

  MetLife Distribution                                            5,597        5,718      5,773     5,774          5,804
  New England Financial                                           2,383        2,231      2,255     2,228          2,006
  General American (2)                                              380          343        345       353            305
  Independent Distribution Wholesalers                              100          116        124       279            229
  MetLife Resources                                                 427          422        428       857            794
  Walnut Street and Tower Square Securities (3)                   1,359        1,294      1,263     1,869          1,676
  P&C Specialists                                                   544          570        617       672            682
                                                               --------------------------------------------------------------
Total Agents                                                     10,790       10,694     10,805    12,032         11,496
                                                               --------------------------------------------------------------

(1) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(2)   Based on minimum annual production of $25,000 in life insurance sales.

(3) At December 31, 2005, the number of Walnut Street and Tower Square Securities representatives includes 43 brokers who are also reported as General American agents above.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                 For the Three Months Ended
                                             ------------------------------------------------------------------
                                             December 31,   March 31,   June 30,   September 30,   December 31,
  Traditional Life                               2004         2005        2005         2005            2005
  -------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                $ 48,893       $ 49,209    $ 49,371   $ 49,582        $ 50,562
  Premiums and deposits (1)                      1,199          1,032       1,066      1,101           1,239
  Interest on reserves                             494            499         503        514             518
  Surrenders and withdrawals                      (472)          (447)       (437)      (443)           (470)
  Benefit payments                                (458)          (484)       (492)      (498)           (459)
  Other                                           (447)          (438)       (429)       306 (2)        (446)
                                             ------------------------------------------------------------------
  Balance, end of period                      $ 49,209       $ 49,371    $ 49,582   $ 50,562        $ 50,944
                                             ==================================================================

                                                                 For the Three Months Ended
                                             ------------------------------------------------------------------
                                             December 31,   March 31,   June 30,   September 30,   December 31,
  Variable & Universal Life                      2004         2005        2005         2005            2005
  -------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                $  9,887       $  9,991    $ 10,087   $ 10,154        $ 14,315
  Premiums and deposits (1) (3)                    342            353         320        548             567
  Interest on reserves                             115            112         117        151             148
  Surrenders and withdrawals                      (168)          (161)       (160)      (178)           (185)
  Net transfers from (to) separate account          54             44          55         52              45
  Policy charges                                  (228)          (225)       (231)      (350)           (351)
  Benefit payments                                 (24)           (27)        (30)       (36)            (34)
  Other                                             13              0          (4)     3,974 (2)         347
                                             ------------------------------------------------------------------
  Balance, end of period                      $  9,991       $ 10,087    $ 10,154   $ 14,315        $ 14,852
                                             ==================================================================

                                                                 For the Three Months Ended
                                             ------------------------------------------------------------------
                                             December 31,   March 31,   June 30,   September 30,   December 31,
  Annuities                                      2004         2005        2005         2005            2005
  -------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                $ 31,955       $ 32,184    $ 32,304   $ 32,421        $ 46,136
  Premiums and deposits (1) (3)                  1,182          1,089       1,101      1,410           1,298
  Interest on reserves                             339            312         309        401             398
  Surrenders and withdrawals                      (677)          (587)       (679)    (1,014)         (1,178)
  Net transfers from (to) separate account        (425)          (427)       (346)      (544)           (625)
  Policy charges                                    (1)            (1)         (3)        (2)             (2)
  Benefit payments                                (191)          (277)       (273)      (309)           (297)
  Other                                              2             11           8     13,773 (2)           2
                                             ------------------------------------------------------------------
  Balance, end of period                      $ 32,184       $ 32,304    $ 32,421   $ 46,136        $ 45,732
                                             ==================================================================

SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                 For the Three Months Ended
                                             ------------------------------------------------------------------
                                             December 31,   March 31,   June 30,   September 30,   December 31,
  Variable & Universal Life                      2004         2005        2005         2005           2005
  -------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                $ 7,258        $ 7,785     $ 7,747    $ 7,900         $ 9,164
  Premiums and deposits (1)                       294            279         247        297             307
  Investment performance                          583            (94)        135        318             155
  Surrenders and withdrawals                     (224)          (109)       (109)      (137)           (177)
  Net transfers from (to) fixed account           (54)           (44)        (55)       (52)            (45)
  Policy charges                                  (72)           (70)        (65)       (89)            (96)
  Other                                             0              0           0        927 (2)          (1)
                                             ------------------------------------------------------------------
  Balance, end of period                      $ 7,785        $ 7,747     $ 7,900    $ 9,164         $ 9,307
                                             ==================================================================

                                                                 For the Three Months Ended
                                             ------------------------------------------------------------------
                                             December 31,   March 31,   June 30,   September 30,   December 31,
  Annuities                                      2004         2005        2005         2005            2005
  -------------------------------------------------------------------------------------------------------------
  Balance, beginning of period                $ 33,491       $ 37,597    $ 38,051   $ 39,771        $ 69,146
  Premiums and deposits (1)                      1,524          1,532       1,503      2,306           2,479
  Investment performance                         3,039           (604)        806      2,701           1,507
  Surrenders and withdrawals                      (744)          (764)       (796)    (1,723)         (1,724)
  Net transfers from (to) fixed account            425            427         346        544             625
  Policy charges                                  (138)          (137)       (139)      (266)           (269)
  Other                                              0              0           0     25,813 (2)           0
                                             ------------------------------------------------------------------
  Balance, end of period                      $ 37,597       $ 38,051    $ 39,771   $ 69,146        $ 71,764
                                             ==================================================================

(1)   Includes Company-sponsored internal exchanges.

(2) Includes the beginning balances of Travelers of $764 million, $3,952 million and $13,755 million for Traditional Life, Variable & Universal Life and Annuities, respectively, in Future Policy Benefits and Policyholder Account Balances and $928 million and $25,813 million for Variable & Universal Life and Annuities, respectively, in Separate Account Liabilities. Certain adjustments have been made to the Travelers opening balances to conform to current period presentation.

(3) Includes premiums and deposits directed to General Account investment option of a variable life and variable annuity product.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                         For the Three Months Ended
                                                     ------------------------------------------------------------------
                                                     December 31,   March 31,   June 30,   September 30,   December 31,
Unaudited (Dollars in millions)                          2004         2005        2005         2005            2005
-----------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF CAPITALIZATION
     OF DAC)
Insurance Expenses                                    $   729        $   606     $   674    $   936          $   941
DAC Capitalization (1)                                   (308)          (272)       (292)      (401)            (426)
                                                     ------------------------------------------------------------------
Net                                                   $   421        $   334     $   382    $   535          $   515
                                                     ==================================================================

OTHER EXPENSES BY MAJOR CATEGORY

Commissions                                           $   210        $   196     $   206    $   329          $   347
Other deferrable expenses                                 121            102         113        126              140
Direct and allocated expenses, not deferred               348            251         317        422              410
Pension and other post-retirement benefit costs            26             29          29         29               30
Premium taxes and other taxes, licenses and fees           24             28           9         30               14
                                                     ------------------------------------------------------------------
     Subtotal Insurance Expenses                          729            606         674        936              941

Broker-dealer and other expenses                          140            132         132        177              132
Reinsurance allowances                                    (25)           (18)        (18)       (17)             (24)
                                                     ------------------------------------------------------------------
     Total Other Expenses                             $   844        $   720   $     788    $ 1,096          $ 1,049
                                                     ------------------------------------------------------------------

(1) Excludes $25 million, $18 million, $13 million, $17 million and $17 million of DAC capitalization related to reinsurance allowances for the three months ended December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, respectively.

                                                                  (METLIFE LOGO)

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                   For the Three Months Ended
                             ------------------------------------------------------------------
                             December 31,   March 31,   June 30,   September 30,   December 31,
VARIABLE & UNIVERSAL LIFE        2004         2005        2005         2005            2005
-----------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)
Investment income yield              6.90%       6.96%      6.85%           6.91%          6.63%
Average crediting rate               4.83%       4.84%      4.92%           4.65%          4.67%
                             ------------------------------------------------------------------
    Spread                           2.07%       2.12%      1.93%           2.26%          1.96%
                             ------------------------------------------------------------------

                                                  For the Three Months ended
                             ------------------------------------------------------------------
                             December 31,   March 31,   June 30,   September 30,   December 31,
ANNUITIES                        2004         2005        2005         2005            2005
-----------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)
Investment income yield              6.28%       6.17%      6.62%           6.41%          6.32%
Average crediting rate               3.54%       3.49%      3.44%           3.64%          3.64%
                             ------------------------------------------------------------------
    Spread                           2.74%       2.68%      3.18%           2.77%          2.68%
                             ------------------------------------------------------------------

                                                                  (METLIFE LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - TOTAL UNAUDITED (DOLLARS IN MILLIONS)


                                                                                   For the Three Months Ended
                                                           -----------------------------------------------------------------
                                                           December 31,  March 31,   June 30,  September 30,  December 31,
Auto & Home Operations                                         2004        2005        2005         2005         2005
----------------------------------------------------------------------------------------------------------------------------
REVENUES

Premiums                                                    $   737       $   728     $   738   $   716        $   729
Investment income, net                                           41            43          46        46             46
Other revenues                                                   12             9           8         8              8
                                                           -----------------------------------------------------------------
                                                                790           780         792       770            783
                                                           -----------------------------------------------------------------

EXPENSES

Losses                                                          398           392         360       483            391
Loss adjustment expense                                          99            85          88       132             63
Other expenses                                                  210           200         204       209            218
                                                           -----------------------------------------------------------------
                                                                707           677         652       824            672
                                                           -----------------------------------------------------------------

Operating earnings before provision
 (benefit) for income taxes                                      83           103         140       (54)           111
Provision (benefit) for income taxes                             20            27          39       (28)            30
                                                           -----------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS         $    63       $    76     $   101   $   (26)       $    81
                                                           =================================================================

NET INCOME RECONCILIATION
-------------------------

Operating earnings available to common shareholders         $    63       $    76     $   101   $   (26)       $    81
       Net investment gains (losses)                             (3)            0          (4)       (5)            (3)
       Minority interest - net investment gains (losses)          0             0           0         0              0
       Net investment gains (losses) tax benefit
        (provision)                                               1             0           1         2              1
                                                           -----------------------------------------------------------------
Net investment gains (losses), net of income taxes               (2)            0          (3)       (3)            (2)
       Adjustments related to policyholder benefits and
        dividends                                                 0             0           0         0              0
       Adjustments related to other expenses                      0             0           0         0              0
       Adjustments related to tax benefit (provision)             0             0           0         0              0
                                                           -----------------------------------------------------------------
Adjustments related to net investment gains
 (losses), net of income taxes (1)                                0             0           0         0              0
Cumulative effect of a change in accounting, net
 of income taxes                                                  0             0           0         0              0
Discontinued operations, net of income taxes                      0             0           0         0              0
                                                           -----------------------------------------------------------------
Net income available to common shareholders                      61            76          98       (29)            79
Preferred stock dividends                                         0             0           0         0              0
                                                           -----------------------------------------------------------------
Net income                                                  $    61       $    76     $    98   $   (29)       $    79
                                                           -----------------------------------------------------------------

                                                           For the Year-to-Date Period Ended
                                                           ---------------------------------
                                                           December 31,         December 31,
Auto & Home Operations                                         2004                 2005
--------------------------------------------------------------------------------------------
REVENUES

Premiums                                                    $ 2,948              $ 2,911
Investment income, net                                          171                  181
Other revenues                                                   35                   33
                                                           ---------------------------------
                                                              3,154                3,125
                                                           ---------------------------------

EXPENSES

Losses                                                        1,717                1,626
Loss adjustment expense                                         364                  368
Other expenses                                                  795                  831
                                                           ---------------------------------
                                                              2,876                2,825
                                                           ---------------------------------

Operating earnings before provision
 (benefit) for income taxes                                     278                  300
Provision (benefit) for income taxes                             64                   68
                                                           ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS         $   214              $   232
                                                           =================================

NET INCOME RECONCILIATION
-------------------------

Operating earnings available to common shareholders         $   214              $   232
       Net investment gains (losses)                             (9)                 (12)
       Minority interest - net investment gains (losses)          0                    0
       Net investment gains (losses) tax benefit
        (provision)                                               3                    4
                                                           ---------------------------------
Net investment gains (losses), net of income taxes               (6)                  (8)
       Adjustments related to policyholder benefits and
        dividends                                                 0                    0
       Adjustments related to other expenses                      0                    0
       Adjustments related to tax benefit (provision)             0                    0
                                                           ---------------------------------
Adjustments related to net investment gains
 (losses), net of income taxes (1)                                0                    0
Cumulative effect of a change in accounting, net
 of income taxes                                                  0                    0
Discontinued operations, net of income taxes                      0                    0
                                                           ---------------------------------
Net income available to common shareholders                     208                  224
Preferred stock dividends                                         0                    0
                                                           ---------------------------------
Net income                                                  $   208              $   224
                                                           ---------------------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                 (METLIFE LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                         For the Three Months Ended
                                                                    ----------------------------------------------------------------
                                                                    December 31,  March 31,  June 30,  September 30,  December 31,
Auto                                                                  2004         2005        2005        2005           2005
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                    $538       $531      $533           $534          $525
Investment income, net                                                        34         32        35             34            37
Other revenues                                                                 6          6         6              6             5
                                                                    ----------------------------------------------------------------
                                                                             578        569       574            574           567
                                                                    ----------------------------------------------------------------
EXPENSES
Losses                                                                       312        304       272            275           296
Loss adjustment expense                                                       85         74        70             64            59
Other expenses                                                               148        137       141            143           150
                                                                    ----------------------------------------------------------------
                                                                             545        515       483            482           505
                                                                    ----------------------------------------------------------------
Operating earnings before provision (benefit)
   for income taxes                                                           33         54        91             92            62
Provision (benefit) for income taxes                                           3         11        24             27            13
                                                                    ----------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                          $30        $43       $67            $65           $49
                                                                    ================================================================

Net investment gains (losses), net of income taxes                           (1)          0       (2)            (2)           (2)
Adjustments related to net investment gains (losses),
   net of income taxes                                                         0          0         0              0             0
Cumulative effect of a change in accounting,
   net of income taxes                                                         0          0         0              0             0
Discontinued operations, net of income taxes                                   0          0         0              0             0
                                                                    ----------------------------------------------------------------
Net income available to common shareholders                                   29         43        65             63            47
Preferred stock dividends                                                      0          0         0              0             0
                                                                    ----------------------------------------------------------------
Net income                                                                   $29        $43       $65            $63           $47
                                                                    ----------------------------------------------------------------

                                                                     For the Year-to-Date Period Ended
                                                                    -----------------------------------
                                                                    December 31,          December 31,
Auto                                                                   2004                   2005
-------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                  $2,157                 $2,123
Investment income, net                                                       134                    138
Other revenues                                                                23                     23
                                                                    -----------------------------------
                                                                           2,314                  2,284
                                                                    -----------------------------------
EXPENSES

Losses                                                                     1,259                  1,147
Loss adjustment expense                                                      286                    267
Other expenses                                                               558                    571
                                                                    -----------------------------------
                                                                           2,103                  1,985
                                                                    -----------------------------------
Operating earnings before provision (benefit)
   for income taxes                                                          211                    299
Provision (benefit) for income taxes                                          46                     75
                                                                    -----------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                         $165                   $224
                                                                    ===================================

Net investment gains (losses), net of income taxes                            (5)                    (6)
Adjustments related to net investment gains (losses),
   net of income taxes                                                         0                      0
Cumulative effect of a change in accounting,
   net of income taxes                                                         0                      0
Discontinued operations, net of income taxes                                   0                      0
                                                                    -----------------------------------
Net income available to common shareholders                                  160                    218
Preferred stock dividends                                                      0                      0
                                                                    -----------------------------------
Net income                                                                  $160                   $218
                                                                    -----------------------------------

                                                                  (METLIFE LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                        For the Three Months Ended
                                                                    ----------------------------------------------------------------
                                                                    December 31,  March 31,  June 30,  September 30,  December 31,
Homeowners                                                              2004        2005       2005       2005            2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                    $188       $184      $193           $170          $192
Investment income, net                                                         6         10        10             12             8
Other revenues                                                                 2          1         2              1             2
                                                                    ----------------------------------------------------------------
                                                                             196        195       205            183           202
                                                                    ----------------------------------------------------------------
EXPENSES
Losses                                                                        83         82        82            195            89
Loss adjustment expense                                                       13         11        17             65             5
Other expenses                                                                57         56        58             61            64
                                                                    ----------------------------------------------------------------
                                                                             153        149       157            321           158
                                                                    ----------------------------------------------------------------
Operating earnings before provision (benefit)
   for income taxes                                                           43         46        48           (138)           44
Provision (benefit) for income taxes                                          15         15        15            (52)           15
                                                                    ----------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                          $28        $31       $33           ($86)          $29
                                                                    ================================================================

Net investment gains (losses), net of income taxes                            (1)         0        (1)             0            (1)
Adjustments related to net investment gains (losses),
   net of income taxes                                                         0          0         0              0             0
Cumulative effect of a change in accounting,
   net of income taxes                                                         0          0         0              0             0
Discontinued operations, net of income taxes                                   0          0         0              0             0
                                                                    ----------------------------------------------------------------
Net income available to common shareholders                                   27         31        32            (86)           28
Preferred stock dividends                                                      0          0         0              0             0
                                                                    ----------------------------------------------------------------
Net income                                                                   $27        $31       $32           ($86)          $28
                                                                    ----------------------------------------------------------------


                                                                    For the Year-to-Date Period Ended
                                                                    ---------------------------------
                                                                    December 31,          December 31,
Homeowners                                                             2004                   2005
-----------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                    $743                 $739
Investment income, net                                                        35                   40
Other revenues                                                                 6                    6
                                                                    ---------------------------------
                                                                             784                  785
                                                                    ---------------------------------
EXPENSES
Losses                                                                       433                  448
Loss adjustment expense                                                       76                   98
Other expenses                                                               215                  239
                                                                    ---------------------------------
                                                                             724                  785
                                                                    ---------------------------------
Operating earnings before provision (benefit)
   for income taxes                                                           60                    0
Provision (benefit) for income taxes                                          16                   (7)
                                                                    ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                          $44                   $7
                                                                    =================================

Net investment gains (losses), net of income taxes                            (1)                  (2)
Adjustments related to net investment gains (losses),
   net of income taxes                                                         0                    0
Cumulative effect of a change in accounting,
   net of income taxes                                                         0                    0
Discontinued operations, net of income taxes                                   0                    0
                                                                    ---------------------------------
Net income available to common shareholders                                   43                    5
Preferred stock dividends                                                      0                    0
                                                                    ---------------------------------
Net income                                                                   $43                   $5
                                                                    ---------------------------------

                                                                  (METLIFE LOGO)

AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS
AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                                    ----------------------------------------------------------------
                                                                    December 31,  March 31,  June 30,  September 30,  December 31,
 Other                                                                 2004         2005       2005        2005           2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                     $11        $13       $12            $12           $12
Investment income, net                                                         1          1         1              0             1
Other revenues                                                                 4          2         0              1             1
                                                                    ----------------------------------------------------------------
                                                                              16         16        13             13            14
                                                                    ----------------------------------------------------------------
EXPENSES
Losses                                                                         3          6         6             13             6
Loss adjustment expense                                                        1          0         1              3            (1)
Other expenses                                                                 5          7         5              5             4
                                                                    ----------------------------------------------------------------
                                                                               9         13        12             21             9
                                                                    ----------------------------------------------------------------
Operating earnings before provision (benefit)
   for income taxes                                                            7          3         1             (8)            5
Provision (benefit) for income taxes                                           2          1         0             (3)            2
                                                                    ----------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                           $5         $2        $1            ($5)           $3
                                                                    ================================================================
Net investment gains (losses), net of income taxes                             0          0         0             (1)            1
Adjustments related to net investment gains (losses),
   net of income taxes                                                         0          0         0              0             0
Cumulative effect of a change in accounting,
   net of income taxes                                                         0          0         0              0             0
Discontinued operations, net of income taxes                                   0          0         0              0             0
                                                                    ----------------------------------------------------------------
Net income available to common shareholders                                    5          2         1             (6)            4
Preferred stock dividends                                                      0          0         0              0             0
                                                                    ----------------------------------------------------------------
Net income                                                                    $5         $2        $1            ($6)           $4
                                                                    ----------------------------------------------------------------

                                                                    For the Year-to-Date Period Ended
                                                                    ---------------------------------
                                                                    December 31,         December 31,
Other                                                                 2004                  2005
-----------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                     $48                  $49
Investment income, net                                                         2                    3
Other revenues                                                                 6                    4
                                                                    ---------------------------------
                                                                              56                   56
                                                                    ---------------------------------
EXPENSES
Losses                                                                        25                   31
Loss adjustment expense                                                        2                    3
Other expenses                                                                22                   21
                                                                    ---------------------------------
                                                                              49                   55
                                                                    ---------------------------------
Operating earnings before provision (benefit)
   for income taxes                                                            7                    1
Provision (benefit) for income taxes                                           2                    0
                                                                    ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                           $5                   $1
                                                                    =================================
Net investment gains (losses), net of income taxes                             0                    0
Adjustments related to net investment gains (losses),
   net of income taxes                                                         0                    0
Cumulative effect of a change in accounting,
   net of income taxes                                                         0                    0
Discontinued operations, net of income taxes                                   0                    0
                                                                    ---------------------------------
Net income available to common shareholders                                    5                    1
Preferred stock dividends                                                      0                    0
                                                                    ---------------------------------
Net income                                                                    $5                   $1
                                                                    ---------------------------------

                                                                  (METLIFE LOGO)

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                                                     For the Three Months Ended
                                                         ---------------------------------------------------------------------------
                                                         December 31,        March 31,       June 30,   September 30,   December 31,
Unaudited (Dollars in millions)                              2004              2005            2005         2005           2005
------------------------------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile                                   $502            $512            $519            $528           $492
Non-Standard Automobile                                           21              17              15              14             12
Homeowners                                                       186             160             212             200            191
Other                                                              9              17              12              11              9
                                                         ---------------------------------------------------------------------------
Total                                                           $718            $706            $758            $753           $704
                                                         ===========================================================================
SELECTED FINANCIAL INFORMATION AND
          SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense ratio                          67.2%           65.7%           60.4%           85.8%          62.3%
Other expense ratio                                             28.0%           26.7%           27.2%           28.5%          29.2%
                                                         ---------------------------------------------------------------------------
           Total combined ratio (1)                             95.2%           92.4%           87.6%          114.3%          91.5%
Effect of catastrophe losses (2)                                 3.0%            1.5%            1.2%           27.5%           8.5%
                                                         ---------------------------------------------------------------------------
Combined ratio excluding catastrophes                           92.2%           90.9%           86.4%           86.8%          83.0%
                                                         ===========================================================================
AUTO
Loss and loss adjustment expense ratio                          73.7%           71.5%           63.6%           63.3%          67.6%
Other expense ratio                                             26.9%           25.0%           26.0%           26.0%          27.8%
                                                         ---------------------------------------------------------------------------
           Total combined ratio (1)                            100.6%           96.5%           89.6%           89.3%          95.4%
Effect of catastrophe losses (2)                                 0.5%            0.4%            0.1%            2.7%           3.4%
                                                         ---------------------------------------------------------------------------
Combined ratio excluding catastrophes                          100.1%           96.1%           89.5%           86.6%          92.0%
                                                         ===========================================================================
HOMEOWNERS
Loss and loss adjustment expense ratio                          50.8%           50.2%           51.4%          153.1%          48.9%
Other expense ratio                                             30.1%           29.7%           29.8%           35.4%          32.9%
                                                         ---------------------------------------------------------------------------
           Total combined ratio (1)                             80.9%           79.9%           81.2%          188.5%          81.8%

Effect of catastrophe losses (2)                                10.2%            4.9%            4.4%          106.3%          20.9%
                                                         ---------------------------------------------------------------------------
Combined ratio excluding catastrophes                           70.7%           75.0%           76.8%           82.2%          60.9%
                                                         ===========================================================================
OTHER
Loss and loss adjustment expense ratio                          33.7%           49.3%           60.7%          127.0%          41.7%
Other expense ratio                                             43.8%           56.1%           38.7%           39.4%          33.3%
                                                         ---------------------------------------------------------------------------
           Total combined ratio (1)                             77.5%          105.4%           99.4%          166.4%          75.0%

Effect of catastrophe losses                                     0.0%            0.0%            0.0%            0.0%          12.5%
                                                         ---------------------------------------------------------------------------
Combined ratio excluding catastrophes                           77.5%          105.4%           99.4%          166.4%          62.5%
                                                         ===========================================================================
PRE-TAX CATASTROPHE LOSSES
Auto                                                              $3              $2              $1             $13            $17
Homeowners                                                        20               9               9             156             34
Other                                                              0               0               0               0              2
                                                         ---------------------------------------------------------------------------
Total                                                            $23             $11             $10            $169            $53
                                                         ===========================================================================
CATASTROPHE POINTS ON COMBINED RATIOS                            3.0             1.5             1.2            27.5            8.5

NUMBER OF SALES REPRESENTATIVES                                   87              89              89              85            100
                                                         ---------------------------------------------------------------------------

(1) The combined ratio reflects payment fees as a credit to Other expenses for the three months ended December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, which resulted in a 0.7, 0.8, 0.7,
    0.7 and 0.7 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto, Homeowners and Other were 0.8, 0.4 and 0.7 of a percentage point, respectively, for December 31, 2004, 0.8, 0.5 and 0.5 of a percentage point, respectively, for March 31, 2005, 0.7, 0.4 and 0.8 of a percentage point, respectively, for June 30, 2005, 0.8, 0.5 and 0.8 of a percentage point, respectively, for September 30, 2005 and 0.8, 0.4 and 0.8 of a percentage point, respectively, for December 31, 2005.

(2) Includes the effect of both catastrophe losses and $32 million in reinstatement reinsurance premiums within Auto ($2 million) and Homeowners ($30 million) for third quarter of 2005 and $11 million in the fourth quarter of 2005 for reinstatement reinsurance premiums within Auto
    ($1 million) and Homeowners ($10 million).

                                                                  (METLIFE LOGO)

INTERNATIONAL OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                    For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              December 31,    March 31,    June 30,    September 30,    December 31,
Unaudited (Dollars in millions)                                   2004           2005        2005           2005            2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $461           $466        $470           $614             $636
Universal life and investment-type product policy fees              90            119         125            170              165
Investment income, net                                             175            149         195            238              262
Other revenues                                                       9              3          (1)             9                9
                                                              ----------------------------------------------------------------------
                                                                   735            737         789          1,031            1,072
                                                              ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                448            410         468            578              600
Interest credited to policyholder account balances                  45             47          55             84               92
Capitalization of deferred policy acquisition costs               (117)          (125)       (138)          (137)            (141)
Amortization of deferred policy acquisition costs                   40             56          56             68               43
Other expenses                                                     279            244         274            359              441
                                                              ----------------------------------------------------------------------
                                                                   695            632         715            952            1,035
                                                              ----------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                           40            105          74             79               37
Provision (benefit) for income taxes                                10             37          23             13              (11)
                                                              ----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                $30            $68         $51            $66              $48
                                                              ======================================================================

NET INCOME RECONCILIATION
----------------------------------------------------------
Operating earnings available to common shareholders                $30            $68         $51            $66              $48
      Net investment gains (losses)                                 (4)             0           7              5               (7)
      Minority interest - net investment gains (losses)              0              0           0              0                0
      Net investment gains (losses) tax benefit (provision)          1              0          (2)            (2)               3
                                                              ----------------------------------------------------------------------
Net investment gains (losses), net of income taxes                  (3)             0           5              3               (4)
      Adjustments related to policyholder benefits and
          dividends                                                 (6)            14         (16)           (54)             (21)
      Adjustments related to other expenses                          0              0           0              0                0
      Adjustments related to tax benefit (provision)                 2             (5)          6             19                7
                                                              ----------------------------------------------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                             (4)             9         (10)           (35)             (14)
Cumulative effect of a change in accounting, net of income
    taxes                                                            0              0           0              0                0
Discontinued operations, net of income taxes                        (4)            (1)         (1)             7                0
                                                              ----------------------------------------------------------------------
Net income available to common shareholders                         19             76          45             41               30
Preferred stock dividends                                            0              0           0              0                0
                                                              ----------------------------------------------------------------------
Net income                                                         $19            $76         $45            $41              $30
                                                              ----------------------------------------------------------------------

                                                              ----------------------------------------------------------------------
NUMBER OF PROFESSIONAL SALES REPRESENTATIVES                     3,491         3,749        3,913          3,861            3,783
                                                              ----------------------------------------------------------------------

                                                              For the Year-to-Date Period Ended
                                                              ---------------------------------
                                                              December 31         December 31,
Unaudited (Dollars in millions)                                   2004                2005
-----------------------------------------------------------------------------------------------
REVENUES
Premiums                                                         $1,690             $2,186
Universal life and investment-type product policy fees              349                579
Investment income, net                                              585                844
Other revenues                                                       23                 20
                                                              ---------------------------------
                                                                  2,647              3,629
                                                              ---------------------------------

EXPENSES
Policyholder benefits and dividends                               1,649              2,056
Interest credited to policyholder account balances                  151                278
Capitalization of deferred policy acquisition costs                (384)              (541)
Amortization of deferred policy acquisition costs                   140                223
Other expenses                                                      858              1,318
                                                              ---------------------------------
                                                                  2,414              3,334
                                                              ---------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                           233                295
Provision (benefit) for income taxes                                 68                 62
                                                              ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                $165               $233
                                                              =================================

NET INCOME RECONCILIATION
----------------------------------------------------------
Operating earnings available to common shareholders                $165               $233
      Net investment gains (losses)                                  23                  5
      Minority interest - net investment gains (losses)               0                  0
      Net investment gains (losses) tax benefit (provision)          (7)                (1)
                                                              ---------------------------------
Net investment gains (losses), net of income taxes                   16                  4
      Adjustments related to policyholder benefits and
          dividends                                                  32                (77)
      Adjustments related to other expenses                           0                  0
      Adjustments related to tax benefit (provision)                (11)                27
                                                              ---------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                              21                (50)
Cumulative effect of a change in accounting, net of income
    taxes                                                           (30)                 0
Discontinued operations, net of income taxes                         (9)                 5
                                                              ---------------------------------
Net income available to common shareholders                         163                192
Preferred stock dividends                                             0                  0
                                                              ---------------------------------
Net income                                                         $163               $192
                                                              ---------------------------------

NUMBER OF PROFESSIONAL SALES REPRESENTATIVES

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)

REINSURANCE OPERATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                     For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              December 31,    March 31,    June 30,    September 30,    December 31,
Unaudited (Dollars in millions)                                   2004           2005        2005           2005            2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $917           $903        $930           $974          $1,062
Investment income, net                                             183            150         137            158             161
Other revenues                                                      16             11          21             13              13
                                                              ----------------------------------------------------------------------
                                                                 1,116          1,064       1,088          1,145           1,236
                                                              ----------------------------------------------------------------------

EXPENSES
Claims and other policy benefits                                   752            739         828            779             860
Interest credited to policyholder account balances                  61             56          43             64              57
Policy acquisition costs and other insurance expenses              189            144         156            162             159
Other expenses                                                      44             44          47             48              57
                                                              ----------------------------------------------------------------------
                                                                 1,046            983       1,074          1,053           1,133
                                                              ----------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes and minority interest                                     70             81          14             92             103
Provision (benefit) for income taxes                                10             13          (1)            16              17
                                                              ----------------------------------------------------------------------
Operating earnings available to common shareholders before
    minority interest                                               60             68          15             76              86
Elimination of minority interest, before tax                        39             43          11             50              55
                                                              ----------------------------------------------------------------------
CONTRIBUTION TO METLIFE                                            $21            $25          $4(2)         $26             $31
                                                              ======================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings available to common shareholders                $21            $25          $4            $26             $31
      Net investment gains (losses)                                 (3)            28          (7)             7              (6)
      Minority interest - net investment gains (losses)              1             (5)         (2)            (1)              3
      Net investment gains (losses) tax benefit (provision)          1             (8)          6             (2)              1
                                                              ----------------------------------------------------------------------
Net investment gains (losses), net of income taxes                  (1)            15          (3)             4              (2)
      Adjustments related to policyholder benefits and
          dividends                                                  0              0           0              0               0
      Adjustments related to other expenses                          1            (17)         12             (4)             (1)
      Adjustments related to tax benefit (provision)                 0              6          (6)             2               0
                                                              ----------------------------------------------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                              1            (11)          6             (2)             (1)
Cumulative effect of a change in accounting, net of income
    taxes                                                            0              0           0              0               0
Discontinued operations, net of income taxes                         0              0           0              0               0
                                                              ----------------------------------------------------------------------
Net income available to common shareholders                         21             29           7             28              28
Preferred stock dividends                                            0              0           0              0               0
                                                              ----------------------------------------------------------------------
Net income                                                         $21            $29          $7            $28             $28
                                                              ----------------------------------------------------------------------

                                                              For the Year-to-Date Period Ended
                                                              ---------------------------------
                                                              December 31,         December 31,
Unaudited (Dollars in millions)                                   2004                 2005
-----------------------------------------------------------------------------------------------
REVENUES
Premiums                                                        $3,348               $3,869
Investment income, net                                             564                  606
Other revenues                                                      56                   58
                                                              ---------------------------------
                                                                 3,968                4,533
                                                              ---------------------------------

EXPENSES
Claims and other policy benefits                                 2,695                3,206
Interest credited to policyholder account balances                 212                  220
Policy acquisition costs and other insurance expenses              618                  621
Other expenses                                                     178                  196
                                                              ---------------------------------
                                                                 3,703                4,243
                                                              ---------------------------------

Operating earnings before provision (benefit) for income
    taxes and minority interest                                    265                  290
Provision (benefit) for income taxes                                41                   45
                                                              ---------------------------------
Operating earnings available to common shareholders before
    minority interest                                              224                  245
Elimination of minority interest, before tax                       147                  159
                                                              ---------------------------------
CONTRIBUTION TO METLIFE                                            $77                  $86
                                                              =================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings available to common shareholders                $77                  $86
      Net investment gains (losses)                                 33                   22
      Minority interest - net investment gains (losses)            (13)                  (5)
      Net investment gains (losses) tax benefit (provision)         (6)                  (3)
                                                              ---------------------------------
Net investment gains (losses), net of income taxes                  14                   14
      Adjustments related to policyholder benefits and
          dividends                                                  0                    0
      Adjustments related to other expenses                         (1)                 (10)
      Adjustments related to tax benefit (provision)                 1                    2
                                                              ---------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                              0                   (8)
Cumulative effect of a change in accounting, net of income
    taxes                                                            0                    0
Discontinued operations, net of income taxes                         0                    0
                                                              ---------------------------------
Net income available to common shareholders                         91                   92
Preferred stock dividends                                            0                    0
                                                              ---------------------------------
Net income                                                         $91                  $92
                                                              ---------------------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes an $8 million charge, net of income taxes, associated with an establishment of a liability associated with the Argentine pension business.

                                                                  (METLIFE LOGO)

REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                       For the Three Months Ended
                                                 ------------------------------------------------------------------------
                                                 December 31,     March 31,     June 30,    September 30,    December 31,
Unaudited (Dollars in millions)                      2004           2005          2005          2005             2005
-------------------------------------------------------------------------------------------------------------------------
PRE-TAX AND PRE-MINORITY INTEREST
     OPERATING EARNINGS BY REGION
United States                                         $67            $48           $28           $78              $80
Canada                                                 17             23            17            21               20
Asia-Pacific                                            2              5            14             4               18
Other international markets                             4             15            (7)           15               12
Corporate                                             (20)           (10)          (38)          (26)             (27)
                                                 ------------------------------------------------------------------------
     Total pre-tax and pre-minority interest
          operating earnings                          $70            $81           $14           $92             $103
                                                 ========================================================================

POLICY BENEFITS AND INTEREST
     SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                   $3,753         $3,785        $3,865        $3,966           $4,030
Asset intensive                                     4,085          4,159         4,267         4,497            4,657
Other                                                 124            122           126            90              100
                                                 ------------------------------------------------------------------------
     Total U.S.                                     7,962          8,066         8,258         8,553            8,787
                                                 ------------------------------------------------------------------------

Canada                                              1,375          1,367         1,389         1,507            1,596
Asia-Pacific                                          517            548           611           629              688
Other international markets                           610            693           702           677              680
                                                 ------------------------------------------------------------------------
     Total International                            2,502          2,608         2,702         2,813            2,964
                                                 ------------------------------------------------------------------------

Total policy benefits and interest sensitive
     contract liabilities                         $10,464        $10,674       $10,960       $11,366          $11,751
                                                 ------------------------------------------------------------------------

                                                                  (METLIFE LOGO)

CORPORATE,OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

                                                                                  For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              December 31,    March 31,    June 30,    September 30,    December 31,
Unaudited (Dollars in millions)                                   2004           2005        2005           2005            2005
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                           ($4)           ($3)        ($1)            $2              $7
Universal life and investment-type product policy fees               0              0           0              1               0
Investment income, net                                             197            151         195            212             255
Other revenues                                                       0              3           5              5              17
                                                              ----------------------------------------------------------------------
                                                                   193            151         199            220             279
                                                              ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                 (4)             2         (47)            11              16
Interest credited to policyholder account balances                   0             (1)          1              0               0
Interest credited to bank deposits                                  14             17          25             30              37
Interest expense                                                    96            104         110            166             171
Other expenses                                                      64             63          34             57             133
                                                              ----------------------------------------------------------------------
                                                                   170            185         123            264             357
                                                              ----------------------------------------------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                           23            (34)         76            (44)            (78)
Provision (benefit) for income taxes                                (7)           (42)         (1)           (72)            (46)
                                                              ----------------------------------------------------------------------
Operating earnings                                                  30              8          77             28             (32)
Preferred stock dividends                                            0              0           0             31              32
                                                              ----------------------------------------------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS                $30             $8         $77(2)         ($3)(3)        ($64)
                                                              ======================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings available to common shareholders                $30             $8         $77            ($3)           ($64)
      Net investment gains (losses)                                (85)          (113)      1,313             73             118
      Minority interest - net investment gains (losses)              0              0           0              0               0
      Net investment gains (losses) tax benefit
         (provision)                                                33             43        (468)           (25)            (44)
                                                              ----------------------------------------------------------------------
Net investment gains (losses), net of income taxes                 (52)           (70)        845             48              74
      Adjustments related to policyholder benefits and
          dividends                                                  0              0           0              0               0
      Adjustments related to other expenses                          0              0           0              0               0
      Adjustments related to tax benefit (provision)                (1)             0           0              0               0
                                                              ----------------------------------------------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                             (1)             0           0              0               0
Cumulative effect of a change in accounting, net of income
    taxes                                                            0              0           0              0               0
Discontinued operations, net of income taxes                        (4)           151           0              0              12
                                                              ----------------------------------------------------------------------
Net income available to common shareholders                        (27)            89         922             45              22
Preferred stock dividends                                            0              0           0             31              32
                                                              ----------------------------------------------------------------------
Net income                                                        ($27)           $89        $922            $76             $54
                                                              ----------------------------------------------------------------------

                                                              For the Year-to-Date Period Ended
                                                              ---------------------------------
                                                              December 31,         December 31,
Unaudited (Dollars in millions)                                   2004                 2005
-----------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          ($27)                  $5
Universal life and investment-type product policy fees               2                    1
Investment income, net                                             576                  813
Other revenues                                                       8                   30
                                                              ---------------------------------
                                                                   559                  849
                                                              ---------------------------------

EXPENSES
Policyholder benefits and dividends                                 (2)                 (18)
Interest credited to policyholder account balances                   0                    0
Interest credited to bank deposits                                  40                  109
Interest expense                                                   357                  551
Other expenses                                                     211                  287
                                                              ---------------------------------
                                                                   606                  929
                                                              ---------------------------------

Operating earnings before provision (benefit) for income
    taxes                                                          (47)                 (80)
Provision (benefit) for income taxes                              (181)                (161)
                                                              ---------------------------------
Operating earnings                                                 134                   81
Preferred stock dividends                                            0                   63
                                                              ---------------------------------
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS               $134                  $18
                                                              =================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings available to common shareholders               $134                  $18
      Net investment gains (losses)                                (15)               1,391
      Minority interest - net investment gains (losses)              0                    0
      Net investment gains (losses) tax benefit
         (provision)                                                 3                 (494)
                                                              ---------------------------------
Net investment gains (losses), net of income taxes                 (12)                 897
      Adjustments related to policyholder benefits and
          dividends                                                  0                    0
      Adjustments related to other expenses                         (1)                   0
      Adjustments related to tax benefit (provision)                 0                    0
                                                              ---------------------------------
Adjustments related to net investment gains (losses), net
    of income taxes (1)                                             (1)                   0
Cumulative effect of a change in accounting, net of income
    taxes                                                            4                    0
Discontinued operations, net of income taxes                        19                  163
                                                              ---------------------------------
Net income available to common shareholders                        144                1,078
Preferred stock dividends                                            0                   63
                                                              ---------------------------------
Net income                                                         144                1,141
                                                              ---------------------------------

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amounts allocable to certain participating contracts.

(2) Operating earnings available to common shareholders for the three months ended June 30, 2005 includes a $30 million benefit, net of income taxes, associated with the reduction of a previously established liability for settlement death benefits related to the Company's sales practices class action settlement recorded in 1999 and an $18 million benefit, net of income taxes, associated with the reduction of a previously established liability related to the Company's demutualization in 2000.

(3) Operating earnings available to common shareholders for the three months ended September 30, 2005 includes a $31 million benefit from a revision of the estimate of income taxes for 2004.

                                                                  (METLIFE LOGO)

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS (1)

                                                                              At or For the Three Months Ended
                                                            ------------------------------------------------------------------------
                                                            December 31,     March 31,     June 30,    September 30,    December 31,
Unaudited (Dollars in millions)                                 2004           2005          2005          2005             2005
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (2)
Yield (3)                                                       6.44%          6.34%         6.34%         6.05%            6.20%
Income (4)                                                     $2,262         $2,279        $2,311        $2,866           $2,968
Investment gains (losses)                                        ($21)         ($114)         ($89)         ($98)           ($567)
Ending Carrying Value (4)                                    $176,377       $182,267      $184,830      $232,041         $230,875

MORTGAGE AND CONSUMER LOANS
Yield (5)                                                       7.13%          6.76%         6.89%         6.96%            6.85%
Income                                                           $531           $517          $535          $593             $591
Investment gains (losses)                                        ($39)          ($11)          ($8)          $13              $23
Ending Carrying Value                                         $32,406        $31,977       $33,586       $36,094          $37,190

REAL ESTATE AND REAL ESTATE
       JOINT VENTURES
Yield (5)                                                      11.04%         11.02%        12.41%        10.72%            8.59%
Income (6)                                                       $117           $119          $130          $118             $100
Investment gains (losses) (7)                                     $13            $18        $1,904           $51             $166
Ending Carrying Value                                          $4,233         $4,377        $3,998        $4,705           $4,665

POLICY LOANS
Yield (5)                                                       6.23%          6.17%         6.19%         6.15%            5.80%
Income                                                           $138           $138          $139          $152             $143
Ending Carrying Value                                          $8,899         $8,953        $8,975        $9,841           $9,981

EQUITY SECURITIES AND OTHER LIMITED
       PARTNERSHIP INTERESTS (2)
Yield (5)                                                      18.26%          9.90%        21.33%         9.23%           12.36%
Income                                                           $199           $118          $276          $162             $218
Investment gains (losses)                                         $25            $95           $12           $20              $32
Ending Carrying Value                                          $5,095         $5,514        $5,914        $7,403           $7,614

CASH AND SHORT-TERM INVESTMENTS (2)
Yield (5)                                                       3.78%          4.77%         3.57%         3.45%            4.22%
Income                                                            $51            $64           $91          $122              $85
Investment gains (losses)                                         ($1)           ($1)           $0            $0              ($1)
Ending Carrying Value                                          $6,710         $6,470       $15,770       $11,431           $7,324

OTHER INVESTED ASSETS
Yield (5)                                                      11.05%          9.09%         7.83%        10.00%            9.65%
Income (8)                                                       $119           $104          $102          $186             $178
Investment gains (losses) (9)                                   ($191)           ($8)         $406           ($9)            $113
Ending Carrying Value                                          $5,295         $5,331        $6,452        $7,877           $8,078

TOTAL INVESTMENTS
Gross investment income yield                                   6.93%          6.60%         6.81%         6.30%            6.51%
Investment fees and expenses yield                             (0.14%)        (0.12%)       (0.15%)       (0.13%)          (0.17%)
                                                            ------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                     6.79%          6.48%         6.66%         6.17%            6.34%
                                                            ========================================================================

Gross investment income                                        $3,417         $3,339        $3,584        $4,199           $4,283
Investment fees and expenses                                      (70)           (60)          (76)          (87)            (116)
                                                            ------------------------------------------------------------------------
NET INVESTMENT INCOME                                          $3,347         $3,279        $3,508        $4,112           $4,167
                                                            ========================================================================
Ending Carrying Value                                        $239,015       $244,889      $259,525      $309,392         $305,727
                                                            ========================================================================

Gross investment gains                                           $309           $373        $2,133          $342             $492
Gross investment losses                                          (175)          (322)         (231)         (304)            (721)
Writedowns                                                        (79)           (51)          (42)          (14)              (9)
                                                            ------------------------------------------------------------------------
Subtotal                                                           55              0         1,860            24             (238)
Derivative & other instruments not qualifying for hedge
    accounting                                                   (269)           (21)          365           (47)               4
                                                            ------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                    (214)           (21)        2,225           (23)            (234)
Minority interest - net investment gains (losses)                   5             (9)           (2)           (1)               3
Net investment gains (losses) tax benefit (provision)              71              9          (784)            9               85
                                                            ------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES              ($138)          ($21)       $1,439          ($15)           ($146)
                                                            ------------------------------------------------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Included in ending carrying value, income and investment gains (losses) are $7,102 million, $83 million and $8 million, respectively, related to the consolidation of separate accounts under AICPA Statement of Position 03-1 for the three months ended December 31, 2005.

(3) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(4) Fixed maturities includes $825 million and ($3) million in ending carrying value and income, respectively, relating to trading securities for the three months ended December 31, 2005. The annualized yields on trading securities was (1.24)% for the three months ended December 31, 2005.

(5)   Yields are annualized and based on quarterly average carrying values.

(6) Included in income from real estate and real estate joint ventures is $30 million, $39 million, $15 million, ($2) million and $6 million related to discontinued operations for the three months ended December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005,
      respectively.

(7) Included in investment gains (losses) from real estate and real estate joint ventures is $10 million, $18 million, $1,905 million, $46 million and $156 million related to discontinued operations for the three months ended December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, respectively.

(8) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $3 million, $24 million, $13 million, $26 million and $36 million for the three months ended December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, respectively. These amounts are excluded from net investment gains (losses). Additionally, excluded from net investment gains (losses) is ($7) million and ($6) million for the three months ended September 30, 2005 and December 31, 2005, respectively, related to derivative revaluation losses on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting.

(9) Included in investment gains (losses) for the three months ended December 31, 2004 is a charge of $26 million related to a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  (METLIFE LOGO)

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS (1)

                                                                                At or For the Year-to-Date Ended
                                                            ------------------------------------------------------------------------
                                                            December 31,     March 31,     June 30,    September 30,    December 31,
Unaudited (Dollars in millions)                                 2004           2005          2005          2005             2005
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (2)
Yield (3)                                                       6.53%          6.34%         6.37%         5.95%           6.02%
Income (4)                                                     $9,016         $2,279        $4,590        $7,456         $10,424
Investment gains (losses)                                         $71          ($114)        ($203)        ($301)          ($868)
Ending Carrying Value (4)                                    $176,377       $182,267      $184,830      $232,041        $230,875

MORTGAGE AND CONSUMER LOANS
Yield (5)                                                       6.99%          6.76%         6.79%         6.79%           6.81%
Income                                                         $1,951           $517        $1,052        $1,645          $2,236
Investment gains (losses)                                        ($47)          ($11)         ($19)          ($6)            $17
Ending Carrying Value                                         $32,406        $31,977       $33,586       $36,094         $37,190

REAL ESTATE AND REAL ESTATE
       JOINT VENTURES
Yield (5)                                                      11.69%         11.02%        11.82%        11.31%          10.59%
Income (6)                                                       $515           $119          $249          $367            $467
Investment gains (losses) (7)                                    $162            $18        $1,922        $1,973          $2,139
Ending Carrying Value                                          $4,233         $4,377        $3,998        $4,705          $4,665

POLICY LOANS
Yield (5)                                                       6.15%          6.17%         6.18%         6.08%           6.00%
Income                                                           $541           $138          $277          $429            $572
Ending Carrying Value                                          $8,899         $8,953        $8,975        $9,841          $9,981

EQUITY SECURITIES AND OTHER LIMITED
       PARTNERSHIP INTERESTS (2)
Yield (5)                                                       9.96%          9.90%        15.85%        12.47%          12.44%
Income                                                           $404           $118          $394          $556            $774
Investment gains (losses)                                        $208            $95          $107          $127            $159
Ending Carrying Value                                          $5,095         $5,514        $5,914        $7,403          $7,614

CASH AND SHORT-TERM INVESTMENTS (2)
Yield (5)                                                       3.00%          4.77%         3.59%         3.52%           3.66%
Income                                                           $153            $64          $155          $277            $362
Investment gains (losses)                                         ($1)           ($1)          ($1)          ($1)            ($2)
Ending Carrying Value                                          $6,710         $6,470       $15,770       $11,431          $7,324

OTHER INVESTED ASSETS
Yield (5)                                                       6.55%          9.09%         8.22%         8.67%           8.96%
Income (8)                                                       $290           $104          $206          $392            $570
Investment gains (losses) (9)                                   ($149)           ($8)         $398          $389            $502
Ending Carrying Value                                          $5,295         $5,331        $6,452        $7,877          $8,078

TOTAL INVESTMENTS
Gross investment income yield                                   6.69%          6.60%         6.69%         6.29%           6.35%
Investment fees and expenses yield                             (0.14%)        (0.12%)       (0.13%)       (0.13%)         (0.14%)
                                                            ---------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                                     6.55%          6.48%         6.56%         6.16%           6.21%
                                                            =====================================================================

Gross investment income                                       $12,870         $3,339        $6,923       $11,122         $15,405
Investment fees and expenses                                     (260)           (60)         (136)         (223)           (339)
                                                            ---------------------------------------------------------------------
NET INVESTMENT INCOME                                         $12,610         $3,279        $6,787       $10,899         $15,066
                                                            =====================================================================
Ending Carrying Value                                        $239,015       $244,889      $259,525      $309,392        $305,727
                                                            =====================================================================

Gross investment gains                                         $1,314           $373        $2,506        $2,848          $3,340
Gross investment losses                                          (587)          (322)         (553)         (857)         (1,578)
Writedowns                                                       (212)           (51)          (93)         (107)           (116)
                                                            ---------------------------------------------------------------------
Subtotal                                                          515              0         1,860         1,884           1,646
Derivative & other instruments not qualifying for hedge
    accounting                                                   (271)           (21)          344           297             301
                                                            ---------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                                     244            (21)        2,204         2,181           1,947
Minority interest - net investment gains (losses)                  (9)            (9)          (11)          (12)             (9)
Net investment gains (losses) tax benefit (provision)             (77)             9          (775)         (766)           (681)
                                                            ---------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF INCOME TAXES               $158           ($21)       $1,418        $1,403          $1,257
                                                            ---------------------------------------------------------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Included in ending carrying value, income and investment gains (losses) is $7,102 million, $213 million and $8 million, respectively, related to the consolidation of separate accounts under AICPA Statement of Position 03-1 for year-to-date December 31, 2005.

(3) The fixed maturities yield is annualized and is based on quarterly average amortized cost.

(4) Fixed maturities includes $825 million and $14 million in ending carrying value and income, respectively, relating to trading securities for the year ended December 31, 2005. The annualized yields on trading securities was 2.74% for the twelve months ended December 31, 2005.

(5)   Yields are annualized and based on quarterly average carrying values.

(6) Included in income from real estate and real estate joint ventures is $169 million, $39 million, $54 million, $52 million and $58 million related to discontinued operations for year-to-date December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005,
      respectively.

(7) Included in investment gains (losses) from real estate and real estate joint ventures is $146 million, $18 million, $1,923 million, $1,969 million, and $2,125 million related to discontinued operations for year-to-date December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, respectively.

(8) Included in income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133 of $51 million, $24 million, $37 million, $63 million and $99 million for the year to date December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, respectively. These amounts are excluded from net investment gains (losses). Additionally, excluded from net investment gains (losses) is ($7) million and ($13) million for the year-to-date September 30, 2005 and December 31,2005, respectively, related to derivative revaluation losses on derivatives used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting.

(9) Included in investment gains (losses) for the three months ended December 31, 2004 is a charge of $26 million related to a funds withheld reinsurance treaty that was converted to a coinsurance agreement.

                                                                  (METLIFE LOGO)

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITIES (1)

                                          At December 31, 2004    At March 31, 2005      At June 30, 2005     At September 30, 2005
                                         -------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount    % of Total   Amount    % of Total  Amount     % of Total   Amount    % of Total
------------------------------------------------------------------------------------------------------------------------------------
Less than 20%                               $463       92.4%     $1,185       99.1%       $416       95.4%     $1,758       95.9%
20% or more for less than six months          17        3.4%          5        0.4%         13        3.0%         69        3.8%
20% or more for six months or greater         21        4.2%          6        0.5%          7        1.6%          6        0.3%
                                         -------------------------------------------------------------------------------------------
   Total Gross Unrealized Losses            $501      100.0%     $1,196      100.0%       $436      100.0%     $1,833      100.0%
                                         -------------------------------------------------------------------------------------------
   Total Gross Unrealized Gains          $10,267                 $8,485                $11,250                 $8,814
                                         =======                =======                =======                =======

                                         At December 31, 2005
                                         ---------------------
Unaudited (Dollars in millions)           Amount    % of Total
--------------------------------------------------------------
Less than 20%                             $2,159       97.9%
20% or more for less than six months          39        1.8%
20% or more for six months or greater          7        0.3%
                                         ---------------------
   Total Gross Unrealized Losses          $2,205      100.0%
                                         ---------------------
   Total Gross Unrealized Gains           $8,329
                                         =======

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1)

                                         At December 31, 2004     At March 31, 2005      At June 30, 2005     At September 30, 2005
                                         -------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount     % of Total  Amount     % of Total  Amount     % of Total  Amount     % of Total
------------------------------------------------------------------------------------------------------------------------------------
Less than 20%                                 $7       87.5%        $44       78.6%        $25       62.5%        $29       70.7%
20% or more for less than six months           1       12.5%         12       21.4%         15       37.5%         12       29.3%
20% or more for six months or greater          0        0.0%          0        0.0%          0        0.0%          0        0.0%
                                         -------------------------------------------------------------------------------------------
   Total Gross Unrealized Losses              $8      100.0%        $56      100.0%        $40      100.0%        $41      100.0%
                                         -------------------------------------------------------------------------------------------
   Total Gross Unrealized Gains             $283                   $169                   $206                   $256
                                         =======                =======                =======                =======

                                         At December 31, 2005
                                         ---------------------
Unaudited (Dollars in millions)          Amount     % of Total
--------------------------------------------------------------
Less than 20%                                $29       70.7%
20% or more for less than six months          12       29.3%
20% or more for six months or greater           0       0.0%
                                         ---------------------
   Total Gross Unrealized Losses             $41      100.0%
                                         ---------------------
   Total Gross Unrealized Gains             $295
                                         =======

(1) The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%;
      (ii) securities where the estimated value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                                  (METLIFE LOGO)

METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY SECTOR AND QUALITY DISTRIBUTION (1)

                                            At December 31, 2004    At March 31, 2005     At June 30, 2005    At September 30, 2005
                                            ---------------------------------------------------------------------------------------
Unaudited (Dollars in millions)               Amount  % of Total    Amount  % of Total    Amount  % of Total    Amount  % of Total
-----------------------------------------------------------------------------------------------------------------------------------
U.S. corporate securities                    $61,720       34.9%   $60,417       33.2%   $61,614       33.4%   $78,472       33.9%
Residential mortgage-backed securities        32,230       18.3%    34,650       19.0%    34,795       18.8%    43,200       18.8%
Foreign corporate securities                  27,469       15.6%    27,395       15.0%    28,184       15.3%    34,837       15.1%
US treasury/agency securities                 17,826       10.1%    21,770       12.0%    21,051       11.4%    26,468       11.4%
Commercial mortgage-backed securities         12,501        7.1%    13,372        7.3%    13,836        7.5%    17,389        7.5%
Asset-backed securities                       10,876        6.2%    10,826        5.9%    10,373        5.6%    13,868        6.0%
Foreign government securities                  8,568        4.8%     8,917        4.9%    10,129        5.5%    11,049        4.8%
State and political subdivision securities     3,899        2.2%     3,934        2.2%     3,780        2.0%     4,722        2.0%
Other fixed maturity securities                  985        0.6%       703        0.4%       716        0.4%     1,038        0.4%
                                            ---------------------------------------------------------------------------------------
          Total bonds                        176,074       99.8%   181,984       99.9%   184,478       99.9%   231,043       99.9%
Redeemable preferred stock                       303        0.2%       149        0.1%       155        0.1%       193        0.1%
                                            ---------------------------------------------------------------------------------------
Total fixed maturities                      $176,377      100.0%  $182,133      100.0%  $184,633      100.0%  $231,236      100.0%
                                            =======================================================================================

NAIC           RATING AGENCY
RATING (1)     EQUIVALENT DESIGNATION

1              Aaa / Aa / A                 $118,410       67.1%  $125,528       68.9%  $127,540       69.1%  $163,963       70.9%
2              Baa                            45,311       25.7%    44,054       24.2%    44,202       23.9%    51,438       22.2%
3              Ba                              7,500        4.2%     7,392        4.1%     7,476        4.0%     9,665        4.2%
4              B                               4,397        2.5%     4,634        2.5%     4,895        2.7%     5,532        2.4%
5              Caa and lower                     366        0.2%       325        0.2%       335        0.2%       317        0.1%
6              In or near default                 90        0.1%        51        0.0%        30        0.0%       128        0.1%
                                            ---------------------------------------------------------------------------------------
          Total bonds                        176,074       99.8%   181,984       99.9%   184,478       99.9%   231,043       99.9%
Redeemable preferred stock                       303        0.2%       149        0.1%       155        0.1%       193        0.1%
                                            ---------------------------------------------------------------------------------------
Total Fixed Maturities                      $176,377      100.0%  $182,133      100.0%  $184,633      100.0%  $231,236      100.0%
                                            =======================================================================================

                                             At December 31, 2005
                                            ---------------------
Unaudited (Dollars in millions)               Amount   % of Total
-----------------------------------------------------------------
U.S. corporate securities                    $74,318        32.3%
Residential mortgage-backed securities        47,246        20.5%
Foreign corporate securities                  34,981        15.2%
US treasury/agency securities                 26,958        11.7%
Commercial mortgage-backed securities         17,698         7.7%
Asset-backed securities                       11,573         5.0%
Foreign government securities                 11,446         5.0%
State and political subdivision securities     4,750         2.1%
Other fixed maturity securities                  888         0.4%
                                            ---------------------
          Total bonds                        229,858        99.9%
Redeemable preferred stock                       192         0.1%
                                            ---------------------
Total fixed maturities                      $230,050       100.0%
                                            =====================

NAIC           RATING AGENCY
RATING (1)     EQUIVALENT DESIGNATION

1              Aaa / Aa / A                 $165,577        72.0%
2              Baa                            49,124        21.3%
3              Ba                              9,142         4.0%
4              B                               5,710         2.5%
5              Caa and lower                     290         0.1%
6              In or near default                 15         0.0%
                                            ---------------------
          Total bonds                        229,858        99.9%
Redeemable preferred stock                       192         0.1%
                                            ---------------------
Total Fixed Maturities                      $230,050       100.0%
                                            =====================

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                            At December 31, 2004   At March 31, 2005      At June 30, 2005    At September 30, 2005
                                            ---------------------------------------------------------------------------------------
Unaudited (Dollars in millions)               Amount  % of Total    Amount  % of Total    Amount  % of Total    Amount  % of Total
-----------------------------------------------------------------------------------------------------------------------------------
Pacific                                       $6,075       24.3%    $5,888       23.9%    $6,224       23.8%    $6,664       24.5%
South Atlantic                                 5,696       22.8%     5,613       22.8%     6,005       23.0%     6,168       22.6%
Middle Atlantic                                4,057       16.2%     3,898       15.8%     4,007       15.4%     4,273       15.7%
East North Central                             2,550       10.2%     2,565       10.4%     2,868       11.0%     2,894       10.6%
West South Central                             2,024        8.1%     2,139        8.7%     2,140        8.2%     2,131        7.8%
New England                                    1,412        5.6%     1,409        5.7%     1,438        5.5%     1,536        5.6%
International                                  1,364        5.5%     1,343        5.5%     1,395        5.3%     1,455        5.3%
Mountain                                         778        3.1%       780        3.2%       868        3.3%       938        3.5%
West North Central                               667        2.7%       631        2.5%       698        2.7%       710        2.6%
East South Central                               268        1.1%       267        1.1%       360        1.4%       384        1.4%
Other                                             99        0.4%        98        0.4%        97        0.4%        97        0.4%
                                            ---------------------------------------------------------------------------------------
            Total                            $24,990      100.0%   $24,631      100.0%   $26,100      100.0%   $27,250      100.0%
                                            =======================================================================================

Office                                       $11,500       46.0%   $10,798       43.8%   $11,776       45.0%   $12,873       47.2%
Retail                                         5,698       22.8%     5,754       23.4%     6,073       23.3%     6,078       22.3%
Apartments                                     3,264       13.1%     3,330       13.5%     3,416       13.1%     3,435       12.7%
Industrial                                     2,499       10.0%     2,749       11.2%     2,813       10.8%     2,701        9.9%
Hotel                                          1,245        5.0%     1,212        4.9%     1,295        5.0%     1,419        5.2%
Other                                            784        3.1%       788        3.2%       727        2.8%       744        2.7%
                                            ---------------------------------------------------------------------------------------
            Total                            $24,990      100.0%   $24,631      100.0%   $26,100      100.0%   $27,250      100.0%
                                            =======================================================================================

                                            At December 31, 2005
                                            --------------------
Unaudited (Dollars in millions)               Amount  % of Total
----------------------------------------------------------------
Pacific                                       $6,818       24.3%
South Atlantic                                 6,093       21.7%
Middle Atlantic                                4,689       16.7%
East North Central                             3,078       11.0%
West South Central                             2,069        7.4%
New England                                    1,295        4.6%
International                                  1,817        6.5%
Mountain                                         861        3.2%
West North Central                               825        2.9%
East South Central                               381        1.4%
Other                                             96        0.3%
                                            --------------------
            Total                            $28,022      100.0%
                                            ====================

Office                                       $13,453       48.0%
Retail                                         6,398       22.8%
Apartments                                     3,102       11.1%
Industrial                                     2,656        9.5%
Hotel                                          1,355        4.8%
Other                                          1,058        3.8%
                                            --------------------
            Total                            $28,022      100.0%
                                            --------------------

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                   December 31,    March 31,    June 30,    September 30,    December 31,
Unaudited (Dollars in millions)        2004           2005        2005           2005            2005
---------------------------------------------------------------------------------------------------------
Wholly owned                         $3,843         $3,767       $3,277        $3,919          $3,735
Joint ventures                          386            606          718           783             926
                                   ----------------------------------------------------------------------
   Subtotal                           4,229          4,373        3,995         4,702           4,661
Foreclosed                                4              4            3             3               4
                                   ----------------------------------------------------------------------
   Total Real Estate (2)             $4,233         $4,377       $3,998        $4,705          $4,665
                                   ======================================================================

SUMMARY OF MORTGAGES AND CONSUMER LOANS (1)

                                   December 31,    March 31,    June 30,    September 30,     December 31,
Unaudited (Dollars in millions)        2004           2005        2005           2005             2005
----------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGES                $24,990        $24,631      $26,100       $27,250          $28,022

AGRICULTURAL MORTGAGES                5,907          5,929        6,040         7,474            7,700

CONSUMER LOANS                        1,509          1,417        1,446         1,370            1,468

                                   -----------------------------------------------------------------------
TOTAL                               $32,406        $31,977      $33,586       $36,094          $37,190
                                   =======================================================================

DISTRIBUTION OF ASSETS UNDER MANAGEMENT

                                   December 31,    March 31,    June 30,    September 30,    December 31,
Unaudited (Dollars in billions)        2004           2005        2005           2005            2005
---------------------------------------------------------------------------------------------------------
METLIFE                              $270.0         $276.9       $292.0        $358.9          $353.3

METLIFE SEPARATE ACCOUNT               86.8           85.8         89.5         124.0           127.9

                                   ----------------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT        $356.8         $362.7       $381.5        $482.9           481.2
                                   ======================================================================

(1)   Includes real estate held-for-sale and held-for-investment.

                                                                  (METLIFE LOGO)

COMPANY RATINGS AS OF FEBRUARY 6, 2006

                                                             Moody's
                                                            Investors      Standard &       A.M. Best          Fitch
                                                             Service         Poor's          Company          Ratings
                                                           ------------    -----------    -------------    -------------
FINANCIAL STRENGTH RATINGS
--------------------------
First MetLife Investors Insurance Co.                        NR             AA       *     A+                  NR
General American Life Insurance Company                      Aa2      *     AA       *     A+                  AA
MetLife Investors Insurance Company                          Aa2      *     AA       *     A+                  AA
MetLife Investors Insurance Company of California            NR             AA       *     A+                  NR
MetLife Investors USA Insurance Company                      Aa3      *     AA       *     A+                  AA
Metropolitan Casualty Insurance Company                      NR             NR             A                   NR
Metropolitan Direct Property and Casualty Insurance Co.      NR             NR             A                   NR
Metropolitan General Insurance Company                       NR             NR             A                   NR
Metropolitan Group Property & Casualty Insurance Co.         NR             NR             A                   NR
Metropolitan Life Insurance Company                          Aa2      *     AA       *     A+                  AA
Metropolitan Life Insurance Company (Short-term rating)      P-1            A-1+           NR                  NR
Metropolitan Lloyds Insurance Company of Texas               NR             NR             A                   NR
Metropolitan Property and Casualty Insurance Company         Aa3      *     NR             A                   NR
Metropolitan Tower Life Insurance Company                    Aa3      *     NR             A+                  NR
New England Life Insurance Company                           Aa2      *     AA       *     A+                  AA
Paragon Life Insurance Company                               NR             AA       *     A+                  AA
Texas Life Insurance Company                                 NR             NR             A                   NR
The Travelers Insurance Company                              Aa2      *     AA       *     A+                  AA
The Travelers Insurance Company (Short-term rating)          P-1            NR             NR                  NR
The Travelers Life and Annuity Company                       Aa2      *     AA       *     A+                  AA

RGA Reinsurance Company                                      A1             AA-      *     A+         *        AA-

CREDIT RATINGS
--------------
GenAmerica Capital I
   Preferred Stock                                           A3       *     BBB+     *     NR                  A-

General American Life Insurance Company
   Surplus Notes                                             A1       *     A+       *     a+         *        NR

MetLife, Inc.
   Senior Unsecured Debt                                     A2       *     A        *     a          *        A
   Commercial Paper                                          P-1      *     A-1            MB -1      *        F1
   Subordinated Debt                                         (p) A3   *     NR             a-         *        NR
   Preferred Stock                                           Baa1     *     BBB+     *     bbb+       *        A-
   Non-Cumulative Perpetual Preferred Stock                  Baa1     *     BBB      *     bbb+       *        A-

MetLife Capital Trust II
   Trust Preferred Stock                                     A3       *     BBB+     *     a-         *        A-

MetLife Capital Trust III
   Trust Preferred Stock                                     A3       *     BBB+     *     a-         *        A-

MetLife Funding, Inc.
   Commercial Paper                                          P-1            A-1+           AMB-1+     *        F1+

Metropolitan Life Global Funding I
   Senior Secured Debt                                       Aa2      *     AA             aa         *        NR

Metropolitan Life Insurance Company
   Surplus Notes                                             A1       *     A+       *     a+         *        A+

Reinsurance Group of America, Incorporated
   Senior Unsecured Debt                                     Baa1           A-       *     a-         *        A-
   Junior Subordinated Debt                                  Baa3           BBB-     *     bbb        *        BBB+

RGA Capital Trust I
   Preferred Stock                                           Baa2           BBB      *     bbb+       *        BBB+

RGA Capital Trust II
   Preferred Stock                                           Baa2           BBB      *     bbb+       *        BBB+

* Moody's, Standard & Poor's and A.M. Best's outlook for these ratings is negative.

(P)   Preliminary
(NR)  Not Rated


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